UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHCARE SERVICES GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Notice of Annual Meeting &
Proxy Statement | 2025
Our People,
Our Purpose.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
A Letter to Shareholders
I am pleased to share an update on the progress and achievements of
Healthcare Services Group, Inc. over the past year. Reflecting on 2024, we celebrate strong operational performance, continued growth, and, most importantly, the dedicated people who make it all possible.
Since our founding, we built a reputation for excellence, driven by the passion
"Our success is built on
the strength of our
people. Their ability to
rise to challenge and
embrace innovative
solutions has been
pivotal in helping us not
only sustain, but improve
our operations and
establish the foundation
for significant future
growth."
and dedication of our people. This past year, our teams continued to demonstrate resilience, adaptability, and a deep commitment to fulfilling our
Vision, ensuring we maintained exceptional service standards despite the challenges posed by the industry. From navigating supply chain disruptions to addressing shifts in the labor market and adapting to evolving regulations, our workforce has remained steadfast in their commitment to our shared purpose of serving communities and improving lives. We’ve seen our teams excel in delivering the highest quality service, constantly striving for excellence in every task, whether enhancing cleanliness, improving dining experiences, or supporting the well-being of those we serve.
Operationally, we achieved significant efficiencies that bolstered both service quality and financial performance. Key investments in training programs, technology, and workforce development have enhanced our teams’
capabilities, ensuring they have the resources and skills to thrive in a constantly evolving industry.
As we look ahead, we focus on empowering our people to drive HCSG’s continued success. The increasing demand for long-term care services presents new opportunities for growth, and our greatest advantage is the expertise and dedication of our workforce. We remain committed to delivering sustainable growth and strong financial performance while prioritizing the well-being of our teams and the communities we serve.
On behalf of the Board of Directors, thank you for your investment in Healthcare Services Group. We invite you to attend our Annual Meeting of Shareholders, which will be held at 10:00 a.m. Eastern on Tuesday, May
27, 2025.
Ted Wahl
President & Chief Executive Officer
Healthcare Services Group, Inc.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Notice of Annual Meeting of Shareholders
We cordially invite you to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern time on Tuesday, May 27, 2025, at Courtyard Philadelphia Bensalem, 3280 Tillman Drive, Bensalem, PA
19020.
2025 Proposals

Proposal	Detail	Recommendation	Page
1	To elect nine directors to the Board of Directors	FOR	13

2	To consider an advisory vote on a non-binding resolution to approve the compensation of our named executive officers	FOR	28

3	To approve and ratify Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	53
We will also take action upon any other business as may properly come before the 2025 Annual
Meeting and any adjournments or postponements of that meeting.
How to Vote
Only holders of record of our Common Stock, $0.01 par value (the “Common Stock”) at the close of business on March 31, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual
Meeting. On the Record Date, there were issued and outstanding approximately 72,916,000 shares of our
Common Stock.
Each share of Common Stock entitles the holder thereof to one vote. We will provide this Notice, the accompanying Proxy Statement, our 2024 Annual Report on Form 10-K and the form of proxy card, or the
Notice of Internet Availability of Proxy Materials, beginning on or about April 14, 2025.
Shareholders can submit their proxy vote online at www.proxyvote.com, by phone by calling 1 (800)
690-6903, by marking, signing, and dating your proxy card and returning in the postage-paid envelope provided, or by attending the 2025 Meeting and voting in person.
The proxy statement and annual report to shareholders are available online at www.proxyvote.com..
Whether or not you expect to attend the Annual Meeting, shareholders can sign and promptly mail the enclosed proxy in order that your shares may be voted for you. A return envelope is provided for your convenience.
April 14, 2025
By Order of the Board of Directors,
Jason J. Bundick
EVP, General Counsel, Chief Compliance Officer & Corporate Secretary

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
People:
Driving Our Legacy
of Excellence

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
  Attracting
  Talent
  with
  Purpose
Our people are the heart of our mission. Every day, their dedication, skills, and compassion define the care and service we provide. As we celebrate nearly fifty years of excellence, we recognize that our success is built on attracting, developing, and empowering
individuals committed to making a difference in the lives of residents and their communities.
Strategic Talent Acquisition and Development
Bringing the right people into our organization is the first step in creating meaningful service experiences. We actively seek individuals who share our passion for care and service, using innovative recruiting strategies to build a workforce that reflects the varied communities we serve.

Healthcare
SERVICES GROUP
ENVIRONMENTAL SERVICES
DINING SERVICES
REGISTERED DIETITIANS
Explore all of the possibilities with HCSG
Healthcare
SERVICES GROUP

Nationwide Recruitment
Our innovative recruiting strategies
are designed to reach out to
passionate individuals from every
corner of the country. We believe
that different perspectives and
experiences enrich our
organization and drive creativity
and success. Through targeted
outreach initiatives, partnerships
with educational institutions, and
the use of advanced technology,
we ensure we attract individuals
who possess the necessary skills
and align with our core values. Our
recruitment efforts focus on
building relationships and
understanding the unique
motivations of candidates,
allowing us to identify those who
will thrive in our dynamic
environment.
Supportive Benefits and Career Pathways
We offer a comprehensive array of benefits to enhance and support the welfare and health of our associates and their families and overall quality of life. Additionally, we provide clear career pathways that empower employees to set and achieve their professional goals. This holistic approach ensures stability and security and fosters a culture of growth and advancement, motivating our employees to excel in their roles.
Fostering a Community of Engagement
At the heart of our organization is a steadfast commitment to cultivating an inclusive and supportive workplace community where every team member feels valued and respected, fostering an atmosphere that encourages open communication and collaboration. By implementing mentorship programs, regular feedback sessions, and team-building activities, we empower our employees to share their ideas and contribute meaningfully to the organization. This engagement ultimately strengthens our workforce and enhancing our overall organizational effectiveness.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Professional growth is a continuous journey, and we are deeply
Investing
in Our
Future
Leaders
committed to guiding our employees every step of the way. We provide a robust framework of structured programs, mentorship opportunities, and continuing education to equip our teams with the skills, knowledge, and confidence needed to excel and lead. Our investment in our people is an investment in the future of our organization and the quality of services we deliver.
Leadership Empowerment Apprenticeship Program (LEAP)
LEAP is a cornerstone of our leadership development strategy. This intensive 12-month program is designed to cultivate essential management skills within our dining and environmental services departments. Through a blend of hands-on experience, targeted training, and mentorship, LEAP participants develop the
competencies necessary to effectively lead teams and drive
operational excellence.
Read Cristian Alvarado’s story. From associate to LEAP
participant to managing his very own dining department.
District Manager Development Program
The District Manager (DM) Development Program underscores
HCSG's unwavering commitment to the professional advancement of our District Managers, a pivotal role within our organizational structure. This comprehensive program integrates Director-led mentorship, instructor-led training, and interactive competency demonstrations, providing a structured and supportive pathway for career progression. Key learning objectives include leadership, regulatory compliance, customer and resident experience, financial performance, and systems implementation. Through thoughtfully designed Learning Journeys, participants cultivate essential leadership qualities and gain valuable insights into key organizational systems, fostering confidence and readiness for their roles. The program culminates in the DM Capstone Experience at our Bensalem office, further enhancing leadership skills and facilitating valuable networking opportunities with peers and departmental leaders. We are dedicated to continuously refining and expanding this program by collaborating with experienced DMs and industry experts to develop additional content that further strengthens leadership capabilities across our organization.
Certification & Continuing Education Opportunities
As an organization that has served the long-term care industry for almost five decades, we continually invest in a state-of-the-art learning management system and develop comprehensive training programs, including microlearning modules, to support our dining, environmental, and nutrition services clients. We also offer access to learning resources that empower our employees to expand their knowledge, acquire new skills, and pursue their professional goals, ultimately contributing to their success and the success of HCSG.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Fostering a Supportive Culture
We firmly believe that when our employees feel genuinely valued and supported, they are not just enabled, but empowered to perform their best work and contribute their unique talents to our shared mission. We are proud of our workforce and are dedicated to building an organization that truly represents the communities we serve. This shared mission with our workforce is the bedrock of our culture, driving innovation, fostering creativity, and ensuring a wide range of perspectives are considered in all that we do.
HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025

THANK YOU
Dining Services Team!
Healthcare SERVICES GROUP
Dishing Out Positive Experiences
Healthcare SERVICES GROUP

Celebrating Excellence Through
Recognition Programs
Our robust recognition programs
spotlight outstanding service,
exceptional contributions, and
those who go beyond.
These programs not only provide
well-deserved recognition but
also play a significant role in
reinforcing our values, ensuring
that everyone in our organization
is aligned and committed to our
mission. We believe that
recognizing our employees'
efforts is crucial to maintaining a
positive and motivating work
environment.
Cultivating a Culture of Belonging
We strive to create a culture of belonging where every employee feels seen, heard, and valued. This culture fosters teamwork, collaboration, and innovation at every level of our organization. Employees who feel a strong sense of belonging are more likely to be engaged, motivated, and committed to our shared goals. By fostering an inclusive environment, we empower our teams to bring their whole selves to work, leading to greater creativity and better outcomes for our residents and communities.
Prioritizing Holistic Well-being Initiatives
The well-being of our employees is a top priority at HCSG. We offer a range of holistic well-being initiatives designed to support our team members' mental, physical, and financial health. These initiatives include programs that promote stress management, physical fitness, and financial literacy.
We recognize that a healthy and supported workforce is not just productive and engaged but also cared for and valued. We are committed to providing the resources and support our employees need to thrive personally and professionally.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Serving:
Building Stronger
Communities

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Strengthening Communities
Through Service
Our roles extend beyond the walls of the healthcare facilities we serve. The dedication and care provided by our teams have a profound and lasting effect on the broader community. Our employees are not just service providers but an integral thread in the social fabric of each community, weaving connections and fostering a sense of belonging. Their daily interactions with residents and families create a ripple effect, enhancing the overall quality of life and well-being of the community.
Skilled professionals elevating the standard of care
Our commitment to continuous training ensures that our teams possess the expertise to deliver accurate and quality service. This translates to enhanced resident satisfaction, improved health outcomes, and a reputation for excellence that benefits the entire community.
Creating environments where residents feel truly at home
When our employees are empowered and engaged, they cultivate spaces of warmth, comfort, and

Healthcare
SERVICES GROUP
Kristy Vella
Housekeeper
MediLodge of
Grand Blanc

Heartfelt Connections that make meaningful differences
every day
Beyond the operational details, personal connections and
acts of kindness truly define our impact. We celebrate the
countless stories of employees who go the extra mile,
offering a listening ear, a helping hand, and a warm smile.
These moments of genuine connection strengthen the bonds
within our communities and leave a lasting impression on
residents and their families.
A Rose Blooms in Davison, MI: Kristi Vella's Story
One beautiful example of this commitment to compassion
comes from Kristi Vella, a Light Housekeeper in Davison, MI.
Kristi, an avid knitter, decided to use her talent to bring joy to the residents of her community. She lovingly knitted individual roses for each resident, a small gesture that spoke volumes
about her care and dedication. Kristi's story exemplifies how our employees go beyond, transforming their roles into
opportunities to create moments that spark joy.
belonging. They transform facilities into vibrant communities where residents feel valued, respected, and genuinely at home, leading to a richer quality of life for all.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Experience:
Creating Memorable
Moments

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Elevating Everyday Moments for Residents
The resident experience is composed of countless small moments woven together. Every meal served, every meticulously cleaned space, and every genuine conversation contributes to the daily life of those we serve. We believe in going beyond the basic provision of services. Our mission is to craft moments that truly matter and bring joy, comfort, and a sense of belonging. We are dedicated to transforming routine tasks into opportunities to enhance the quality of life for our residents.
Culinary Delights and Social Connections
Meals are more than just nourishment and are
opportunities for celebration and connection. Our
themed dining experiences and special meal events
are designed to delight the senses, spark
conversations, and create a sense of community. From
festive holiday feasts to culturally diverse culinary
journeys, we ensure that dining is an enjoyable and
memorable part of each resident's day. We understand
the power of a shared meal to bring people together
and create lasting memories.
Ensuring Comfort, Cleanliness, and a Sense of Home
Our dedicated housekeeping teams play a crucial role
in enhancing the well-being of our residents to create
a comfortable, welcoming, and safe environment that
feels like home. Their attention to detail and friendly
and respectful demeanor contribute significantly to
our residents' happiness and satisfaction. A clean and
orderly space is essential for physical and mental well-
being, and our teams take pride in providing this vital
service.
Fostering Connection, Community, and Purpose in
the Workplace
We believe a strong sense of connection and
community enhances the employee experience. Our
engagement programs are designed to support and
inspire our teams, providing personal and professional
growth opportunities. From team-building activities
and leadership workshops to peer recognition
programs and career development initiatives, we
create an environment where employees feel valued,
supported, and empowered. These initiatives
strengthen teamwork, encourage collaboration, and
foster a culture where everyone can thrive.
Elevating
Everyday
Moments

PEOPLE.
SERVING.
EXPERIENCE.

Healthcare
SERVICES GROUP

Directors, Officers &
Corporate Governance
Proxy Statement  |  2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
The Board of Directors recommends a vote "FOR" all nominees
Vote Required
Pursuant to Pennsylvania law, the Company has plurality voting in uncontested elections of directors.
Pursuant to Pennsylvania law, in an uncontested election of directors the affirmative vote of a plurality of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual
Meeting is required to elect a director.
Election of Directors. (Proposal No. 1)
At the Annual Meeting, nine directors of the Company are to be elected, each to hold office for a term of one year. All nominees currently serve as Directors, with the exception of Thomas G. Whalen. Unless authority is specifically withheld, management proxies will be voted FOR the election of the nominees named in Directors, Officers & Corporate Governance below to serve as directors until the next annual meeting of shareholders and until their successors have been chosen and qualified. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies will be voted in favor of the remaining nominees and may also be voted for substitute nominees. If a quorum is present, the candidate or candidates receiving the highest number of votes will be elected. Brokers that do not receive shareholder instructions are not entitled to vote for the election of directors because an uncontested election is considered a “non-routine” matter. Hence, shareholders who hold their shares through brokerage accounts and who would like to vote in favor of the director nominees will need to instruct their brokerage firm to vote for the Company’s nominees.
Healthcare Services Group, Inc. Board of Directors
The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. These include corporate governance standards and disclosure requirements resulting from the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). In addition, the Nasdaq
Stock Market LLC (“Nasdaq”) also has corporate governance and listing requirements. Our corporate governance policies are available on our website at investor.hcsgcorp.com/governance.
The business of the Company is managed under the direction of its Board of Directors (the "Board"). The
Board meets on a regularly scheduled basis during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings and also acts by unanimous written consent when necessary and appropriate. The Board met four times during the fiscal year ended December 31, 2024 and took one action by unanimous written consent.
During 2024, each member of the Board attended or participated in 75% or more of the aggregate of (i)
the total number of meetings of the Board held during 2024, and (ii) the total number of meetings held by each committee of the Board on which such member served during 2024. We do not have a policy with regard to attendance by directors at annual meetings of shareholders. Three directors attended the 2024 Annual Meeting of Shareholders.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
DIANE S. CASEY | Age: 71 | Director Since: 2011
Ms. Casey is a retired Clinical Nursing Coordinator (CNC) of Endoscopy at Huntingdon
Valley Surgery Center, an AAAHC accredited healthcare facility, where Ms. Casey worked for more than five years before her retirement in 2018. Previously, Ms. Casey was employed at Holy Redeemer Health Systems in various surgical nursing and management positions.
Committees: Chairwoman of the Nominating, Compensation and Stock Option
Committee (“NCSO Committee”)
Skills, Experience, & Qualifications: Industry, Operational
DANIELA CASTAGNINO | Age:50 | Director Since: 2018
Ms. Castagnino has been an Information Specialist at United Spinal Association, a
national 501(c)(3) non-profit membership organization dedicated to enhancing the quality of life of all people living with spinal cord injuries and disorders (SCI/D), for more than the past ten years. Previously, Ms. Castagnino was an international consultant for Lazos Profesionales Asociación Civil and the Inter-American
Development Bank.
Committees: Environmental, Social & Governance Committee (“ESG Committee”)
Skills, Experience, & Qualifications: Industry, Operational
LAURA GRANT | Age: 45 | Director Since: 2020
Ms. Grant has been the Managing Partner and President of Chatham Financial since
2022. Ms. Grant also serves as a board member of Chatham Financial. Ms. Grant’s previous roles at Chatham Financial include Chief Operating Officer, Managing
Director in the Global Real Estate practice and co-head of Chatham’s European business from 2017 to 2022. Ms. Grant has concentrated on risk management strategies for Real Estate Investment Trusts (REITs), specializing in interest rate and foreign currency hedging. Prior to joining Chatham, Ms. Grant worked at Booz Allen
Hamilton in the Capital Asset Management group.
Committees: Audit Committee
                                                Skills, Experience, & Qualifications: Operational, Executive, Financial, Real Estate
JOHN J. MCFADDEN | Age: 63 | Director Since: 2012
Since 2008, Mr. McFadden has been the Principal of Global Circulation Services, a provider of marketing and advertising services to media and publishing companies.
He previously worked at McGraw-Hill Companies (the parent company of Standard and Poor's), where he held management positions within their global circulation, sales, and outsourcing services departments for approximately 15 years.
Committees: NCSO Committee
Skills, Experience, & Qualifications: Operational, Executive

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
DINO D. OTTAVIANO | Age: 77 | Director Since: 2007
Mr. Ottaviano is a retired Principal of D20 Marketing, Inc., a provider of internet productivity tools founded in 2006. Previously, Mr. Ottaviano was employed for over
20 years with Transcontinental Direct (successor to Communication Concepts,
Inc.), a publicly held outsourcing printer, retiring in 2022 as Vice President of
Business Development.
Committees: Audit Committee
Skills, Experience, & Qualifications: Operational, Executive, Financial
KURT SIMMONS, JR., CPA | Age: 43 | Director Since: 2021
Mr. Simmons, Jr. has been an audit partner at WithumSmith+Brown, PC since 2021.
Prior to that, he was a partner at Citrin Cooperman & Company LLP from 2017 to
2021. His expertise includes audit and consulting services related to Sarbanes-Oxley
404, technical accounting, and due diligence for domestic and international clients. He is a former member of the National Association of Black Accountants, has served on the New Jersey Technology Advisory Council board, and is currently a member of the Association for Corporate Growth.
Committees: Audit Committee Chairman, ESG Committee
Skills, Experience, & Qualifications: Executive, Financial
JUDE VISCONTO | Age: 51 | Director Since: 2015
Mr. Visconto has been the principal of American Property Holdings, a real estate investment firm focused on acquiring, developing, and managing multi-family/
senior housing and commercial assets for more than five years. Mr. Visconto is an active member of the real estate community and participates in various industry-
related associations, including The American Senior Housing Association, The
Association of the National Investment Center for Senior Housing and Care, and
The National Association of Realtors.
Committees: Board Chairman, ESG Committee Chairman
Skills, Experience, & Qualifications: Industry, Operational, Financial, Real Estate
THEODORE WAHL | Age: 51 | Director Since: 2011
Mr. Wahl has been the President and Chief Executive Officer of the Company since
May 2015. Mr. Wahl joined the Company in 2004. Prior to his appointment to
President and Chief Executive Officer, Mr. Wahl served as President and Chief
Operating Officer, Executive Vice President & Chief Operating Officer, Vice President
of Finance, Regional Manager, Regional Sales Director, District Manager and Facility
Manager. Prior to joining the Company, Mr. Wahl was a Senior Manager with EY’s
Transaction Advisory Group.
Committees: None
Skills, Experience, & Qualifications: Industry, Operational, Executive, Financial

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
THOMAS G. WHALEN | Age: 51 | Director Since: N/A
Mr. Whalen has been a Senior Managing Director and Co-head of the Financial
Restructuring Group at Griffin Financial since 2012. Griffin Financial Group, part of an affiliated group of multidisciplinary professional services firms collectively known as
The Stevens & Lee Companies, serve clients across several industries including
Healthcare and Real Estate.  Mr. Whalen's transactional expertise includes, among other things, M&A advisory, complex restructurings and recapitalizations, refinancing and capital raises. Mr. Whalen has also practiced as a bankruptcy lawyer at Stevens
& Lee since 2000, where he has provided clients with important insights into the interplay of law and commercial finance. Tom is a member of the American Bar
Association, the American Bankruptcy Institute and the Turnaround Management
Association.
Committees: None
Skills, Experience, & Qualifications: Industry, Executive, Financial, Real Estate
Individual Board Skills Matrix
The diverse skills and experiences of our directors equip the Board to effectively advance shareholder interests. Although the NCSO Committee has not set specific minimum qualifications for directors, it evaluates various criteria for their suitability. Our directors are expected to uphold the highest professional and personal ethics, demonstrate a commitment to enhancing shareholder value, and possess the time and insight necessary for their roles. The matrix below highlights the individual strengths each nominee brings to the Board, but the absence of an “X” does not imply a lack of contribution in that area.

Board Member	Industry	Operational	Executive	Financial	Real Estate	Independent
Casey	X	X				X
Castagnino	X	X				X
Grant		X	X	X	X	X
McFadden		X	X			X
Ottaviano		X	X	X		X
Simmons			X	X		X
Visconto	X	X		X	X	X
Wahl	X	X	X	X
Whalen	X		X	X	X	X

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
•Mr. Wahl, Ms. Casey and Ms. Castagnino have extensive experience in the healthcare services industry. Their operational experience, in addition to Mr. Wahl’s financial expertise, enables them to provide guidance with respect to our operations. Also, since Ms. Casey and Ms. Castagnino have not been employees of the Company and have served their careers in patient care and advocacy, respectively, we believe they bring a patient care perspective to the Company. For instance, Ms.
Casey and Ms. Castagnino may provide a deeper understanding of the impact new developments related to the healthcare services industry have on patient-related issues which they can bring forward to the attention of Company management as appropriate. Also, they each have a keen understanding of the positive impact that our services can have on the vulnerable population that we serve. Additionally, Ms. Castagnino’s experience with non-governmental and not-for-profit institutions provides valuable insight into a customer segment that supports the Company’s growth strategy.
•Mr. Visconto and Ms. Grant have real estate experience as a Principal of American Property Holdings and President of Chatham Financial, respectively. Mr. Visconto has specific experience in the acquisition, development and management of multi-family, senior housing and commercial assets.
Mr. Visconto also has extensive experience with licensed operators, management companies and property owners, all of which align with our customer base. Among other qualifications, Ms. Grant has extensive experience with risk management strategies specific to REITs and the REITs industry as well as financial expertise in the areas of capital and asset management.
•Mr. Simmons, Jr.'s experience as a certified public accountant provides him with extensive financial and accounting expertise obtained from over twenty years in public accounting. Mr. Simmons, Jr.
qualifies as an audit committee financial expert under SEC guidelines, and he brings executive experience to the Board as he serves as a partner at a PCAOB registered accounting firm.
•Mr. McFadden has sales and marketing experience both as a Principal of his consulting company and through his experience at the McGraw Hill Companies that provide him with an understanding of a large public company’s operations as well as the compliance obligations of a public company.
Mr. Ottaviano, through his experience as a top-level marketing and operations executive for many years for two different companies, one of which was a public company, has a comprehensive understanding of business operations, including business development, and the compliance obligations of public companies.
•Mr. Whalen has extensive experience managing legal matters in the healthcare industry across a number of disciplines as part of his tenure with Griffin Financial Group. Mr. Whalen has specific experience assisting companies with reorganizations and restructurings which have occurred and may continue to occur within the healthcare industry. Mr. Whalen additionally has executive experience through his role as a Managing Director and previously led the Real Estate Groups at
Griffin.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
Director Independence
In accordance with the listing requirements of Nasdaq, a majority of the current members of the
Company’s Board and the Company's nominees to the Board are independent, namely: Diane S. Casey,
Daniela Castagnino, Laura Grant, John J. McFadden, Dino D. Ottaviano, Kurt Simmons, Jr., Jude Visconto
and Thomas G. Whalen. Accordingly, if the Board Nominees are elected, a majority of the members of the Company’s Board will continue to be independent.
Mr. Whalen is a member of Griffin Financial Group, a member of The Stevens & Lee Companies, which has been retained by the Company during the last fiscal year. Fees charged to the Company by Griffin
Financial Group and The Stevens & Lee Companies for services provided during the fiscal year ended
December 31, 2024 were $1,964,839. Additionally, the fees paid by the Company did not exceed 5% of such firm’s total revenues. Accordingly, Mr. Whalen is an independent director as such term is defined by Rule 5605(a)(2) of the NASDAQ listing standards.
Board Committees
The Board has established an Audit Committee, an ESG Committee and an NCSO Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The Board’s practice is to limit membership of each of its committees to independent directors and to designate any director who has been employed by the Company within the past 5 years as non-independent for this purpose.
The Board has also adopted a written charter for each of the Audit Committee, ESG Committee and the
NCSO Committee. Each written charter is available on our website at https://investor.hcsgcorp.com/
governance. The functions of those committees, their current members and the number of meetings held during 2024 are described below:
Audit Committee
The primary responsibilities of the Audit Committee, as described in the Amended and Restated Audit
Committee Charter include:
•appointment, compensation and oversight of the Company’s Independent Registered Public
Accounting Firm, who report directly to the Audit Committee, including (i) prior review of the
Independent Registered Public Accounting Firm’s plan for the annual audit, (ii) pre-approval of both audit and non-audit services to be provided by the Independent Registered Public
Accounting Firm and (iii) annual assessment of the qualifications, performance and independence of the Independent Registered Public Accounting Firm;

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
•overseeing and monitoring the Company’s accounting and financial reporting processes and internal control system, audits of the Company’s financial statements and the quality and integrity of the financial reports and other financial information issued by the Company;
•providing an open avenue of communication among the Independent Registered Public
Accounting Firm and financial and other senior management and the Board;
•reviewing with management and, where applicable, the Independent Registered Public
Accounting Firm, prior to release, required annual, quarterly and interim filings by the Company with the SEC and the type and presentation of information to be included in earnings press releases;
•reviewing material issues, and any analysis by management or the Independent Registered
Public Accounting Firm, concerning accounting principles, financial statement presentation, certain risk management issues, such as the adequacy of the Company’s internal controls and significant financial reporting issues and judgments and the effect of regulatory and accounting initiatives on the Company’s financial statements;
•reviewing with the Company’s legal counsel any legal matters that could have a significant effect on the Company’s financial statements, compliance with applicable laws and regulations and inquiries from regulators or other governmental agencies;
•reviewing and approving all related party transactions between the Company and any director, executive officer, other employee or family member;
•reviewing and overseeing compliance with the Company’s Code of Ethics and Business
Conduct;
•establishing procedures regarding the receipt, retention and treatment of, and the anonymous submission by employees of the Company of, complaints regarding the Company’s accounting, internal controls or auditing matters; and
•reporting Audit Committee activities to the full Board and issuing annual reports to be included in the Company’s Proxy Statement.
If elected, each of Ms. Grant and Messrs. Ottaviano and Simmons, Jr. are independent directors as such term is defined by Rule 5605(a)(2) of the Nasdaq listing standards and Rule 10A-3 of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Simmons, Jr. has been designated as an
“audit committee financial expert” and he satisfies the attributes required of an audit committee financial expert pursuant to Section 407 of Sarbanes-Oxley.
The Audit Committee met five times during fiscal year 2024. The report of the Audit Committee for the fiscal year ended December 31, 2024 is included herein under “Audit Committee Report” below.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
Environmental, Social & Governance Committee
The ESG Committee assists the Board by:
•overseeing and monitoring the Company’s enterprise-wide approach to environmental issues, social responsibility and governance considerations;
•reviewing, evaluating and providing guidance to management with respect to social, employment, governance, diversity and inclusion, environmental and other matters of interest to the Company and its stakeholders;
•monitoring the Company’s progress towards achieving sustainability goals and objectives; and
•providing guidance on business conduct, ethics and other Code of Ethics and Business Conduct matters as the same relate to the subject matter being overseen by the ESG Committee.
If elected, each of Ms. Castagnino and Messrs. Simmons, Jr. and Visconto are independent directors as such term is defined by Rule 5605(a)(2) of the Nasdaq listing standards. The ESG Committee met four times during fiscal year 2024.
Nominating, Compensation and Stock Option Committee
The NCSO Committee assists the Board by:
•developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company;
•identifying, reviewing and evaluating individuals qualified to become Board members and recommending that the Board select director nominees for each annual meeting of the
Company’s shareholders;
•discharging the Board’s responsibilities relating to the compensation of Company executives;
and
•administering the Company’s equity-based compensation plans.
The NCSO Committee has identified certain qualifications it believes an individual should possess before it recommends such person as a nominee for election to the Board. The NCSO Committee believes that nominees for Director should possess the highest personal and professional ethics, integrity, values and judgment and be committed to representing the long-term interests of the
Company’s shareholders. While the NCSO Committee does not have a formal policy with respect to considering diversity in identifying nominees for directors, the NCSO Committee believes that diversity is an important factor in assessing potential board members along with the particular qualifications and experience required to meet the needs of the Board. Furthermore, as part of the NCSO
Committee’s review of board composition, the NCSO Committee considers diversity of experience and background in an effort to foster a strong and effective board. The NCSO Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of the
Nasdaq listing standards and reflects a range of talents, skills, and expertise, particularly in the areas of management, leadership, and experience in the Company’s and related industries, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company.
Although the NCSO Committee has not established a formal process for identifying and evaluating nominees for Director, the NCSO Committee uses multiple sources for identifying and evaluating nominees for Director, including referrals from current Directors and shareholders.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
The NCSO Committee has not adopted a policy or process by which shareholders may make recommendations to the NCSO Committee of candidates to be considered by this NCSO Committee for nomination for election as Directors. The NCSO Committee has determined that it is not appropriate to have such a policy because such recommendations may be informally submitted to and considered by the NCSO Committee under its Charter. Shareholders may make such recommendations by giving written notice to Healthcare Services Group, Inc., 3220 Tillman Drive, Suite
300, Bensalem, PA 19020, Attention: Corporate Secretary either by personal delivery or by United States mail.
The report of the NCSO Committee regarding executive compensation for the fiscal year ended
December 31, 2024 is included herein under the “Nominating, Compensation and Stock Option
Committee Report” below. If elected, each of Ms. Casey and Mr. McFadden are independent directors as such term is defined by Rule 5605(a)(2) of the Nasdaq listing standards. The NCSO Committee met one time during fiscal year 2024 and also acts by unanimous written consent when necessary and appropriate.
Board Leadership
Jude Visconto was appointed Chairman of the Board of Directors in 2017 and has served as an independent director since 2015. The Board believes that Mr. Visconto’s financial background and management experience are qualifications for the role of Chairman of the Board. In addition, Mr.
Visconto’s operational experience brings additional perspective to the Board as the Company grows and provides continued operational excellence.
If Mr. Visconto is re-elected to the Board, it is the intention of the Board that he continue to serve as
Chairman of the Board. As Chairman of the Board, Mr. Visconto’s duties include: (i) approving agendas, schedules and supporting information provided to the Board; (ii) ensuring the Board has full, timely and relevant information to support its decision-making requirements; (iii) performing the duties of the
Chairman at Board meetings; (iv) consulting on the effectiveness of Board committees; (v) at his sole discretion, when necessary and appropriate, calling meetings of the Board’s non-employee directors;
(vi) consulting as to the timeliness of the flow of information from the Company that is necessary for the directors to effectively perform their duties; (vii) serving as principal liaison between the non-
employee, independent directors and the President and Chief Executive Officer; (viii) if requested by shareholders, being available for consultation and direct communication; and (ix) other duties requested by the Board. In addition, Mr. Visconto presides at executive sessions of the Board without the presence of management. We believe that including an independent chairman in our Board structure enhances the effectiveness of our Board. This structure strengthens our corporate governance by promoting active engagement, objectivity, independence and oversight of management.
Kurt Simmons, Jr. was appointed Chairman of the Audit Committee in 2022 and has served as an independent director since 2021. In the absence of the Chairman of the Board, the Chairman of the
Audit Committee will assume the interim responsibilities of the Chairman of the Board.
Directors' Fees
The Company pays each non-employee director a quarterly retainer. The Chairman of the Board and
Chairman of the Audit Committee each receive a quarterly retainer of $15,000. Non-chair members of the Audit Committee receive a quarterly retainer of $7,500. Members of the NCSO Committee receive a quarterly retainer of $3,750. Directors who do not sit on either of these committees receive a quarterly retainer of $2,500. In addition to these director fees our directors also receive equity awards in the form of Deferred Stock Units (“DSUs”). Each DSU award vests in one year from the grant date.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
Once vested, the recipient shall be entitled to receive a lump sum payment of a number of shares equal to the total number of DSUs issued to such recipient upon the first to occur of (i) the five year anniversary of the date of grant, (ii) the recipient’s death, disability or separation of service from the
Board, or (iii) a change of control (as defined by the 2020 Amended Omnibus Incentive Plan (the "2020
Plan")).
Directors may elect to receive their retainers in the form of fully vested DSUs with a grant date fair value equivalent to their respective quarterly payment in lieu of cash. The number of DSUs granted to these directors is determined based on the stock price on the award date and approximates the cash value the directors would otherwise receive for their retainer. During 2023, Ms. Grant and Messrs. Frome and Simmons Jr. made the election to receive their 2024 Board of Directors retainer in the form of DSUs.
Ms. Grant and Mr. Frome additionally elected to receive their shares 90 days following their separation of service from the Board.
Directors’ Compensation
A director who is also an employee is not separately compensation for their service as a director. Our non-employee directors received the following aggregate amounts of compensation for the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash	Deferred Stock Unit Awards [1]	Total
Diane S. Casey[2]	$15,000	$40,001	$55,001
Daniela Castagnino[3]	$10,000	$40,001	$50,001
Robert L. Frome[4]	$—	$50,029	$50,029
Laura Grant [5]	$—	$70,015	$70,015
John J. McFadden[6]	$15,000	$40,001	$55,001
Dino D. Ottaviano[7]	$30,000	$40,001	$70,001
Kurt Simmons, Jr.[8]	$—	$100,007	$100,007
Jude Visconto[9]	$60,000	$40,001	$100,001

1.The amounts in this column do not reflect compensation actually received by the Director, nor do they reflect the actual value that will be recognized by the Director. Instead, the amounts represent the expense to be recognized for financial statement reporting purposes with respect to the grant date fair value of the 2024 DSU awards made to each Director. In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, the fair value of the awards was estimated using the share price on the date of grant.
2.Ms. Casey had vested options to purchase 26,004 shares of Common Stock as of December 31, 2024.
3.Ms. Castagnino had vested options to purchase 9,002 shares of Common Stock as of December 31, 2024.
4.Mr. Frome had vested options to purchase 29,006 shares of Common Stock as of December 31, 2024.
5.Ms. Grant had vested options to purchase 4,001 shares of Common Stock as of December 31, 2024.
6.Mr. McFadden had vested options to purchase 29,006 shares of Common Stock as of December 31, 2024.
7.Mr. Ottaviano had vested options to purchase 29,006 shares of Common Stock as of December 31, 2024.
8.Mr. Simmons, Jr. had no vested options as of December 31, 2024.
9.Mr. Visconto had vested options to purchase 24,005 shares of Common Stock as of December 31, 2024.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
Annual Evaluation
Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and our shareholders.
Code of Ethics and Business Conduct and Insider Trading Policy
We have adopted a Code of Ethics and Business Conduct for directors, officers and employees of the
Company. Our Code of Ethics and Business Conduct is intended to ensure compliance with all laws and regulations affecting our ability to provide quality services to our clients and abiding by principles of integrity, honor and concern for others. It is intended to promote honest and ethical conduct and full and accurate reporting of compliance matters. Our Code of Ethics and Business Conduct covers topics including health and safety, conflicts of interest, inappropriate workplace behavior, use of customer property and others. All company personnel are required to complete annual ethics and compliance training. A copy of the Code of Ethics and Business Conduct is posted on our website at www.hcsg.com.
In addition, we have an insider trading policy governing the purchase, sale and other dispositions of our securities (the “Insider Trading Policy”) that applies to all of the Company’s directors, officers, employees and other covered persons identified within the Insider Trading Policy. We believe that the
Insider Trading Policy is reasonably designed to promote compliance with applicable U.S. federal securities laws, rules and regulations, as well as Nasdaq listing standards applicable to the Company, relating to insider trading.
Board's Role in Risk Oversight
Our Board is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, including the most significant risks facing the
Company, and ensures that appropriate risk mitigation strategies are implemented by management.
The Board monitors particular risk management matters in connection with its general oversight and approval of corporate matters. In addition, the Company maintains an Ethics and Compliance Hotline accessible to all employees and an Incident Management Policy that requires that any reports or allegations related to (i) accounting, internal accounting controls or auditing matters, (ii) questionable accounting or auditing matters, (iii) fraud, and (iv) violations of the Company’s Code of Ethics and
Business Conduct be thoroughly investigated (with consultation with the Audit Committee, as appropriate), and that the Chief Compliance Officer provide reporting of compliance activity to the
Audit Committee on a quarterly basis.
The Board delegates to the Audit Committee oversight of certain aspects of the Company’s risk management process. Among its duties, the Audit Committee oversees the Company’s compliance with legal and regulatory requirements, the internal audit function, the cybersecurity risk program, and the system of disclosure controls and system of internal financial, accounting and legal compliance controls. The Board receives a quarterly update from the Audit Committee, which includes a review of items addressed during prior quarters. Our NCSO and ESG Committees also consider and address risk as they perform their committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
The Company’s management is responsible for day-to-day risk management under the direction of
Jason J. Bundick, the Company’s Executive Vice President, Chief Compliance Officer, General Counsel
and Secretary. Mr. Bundick provides quarterly reports regarding the Company’s enterprise risk management process and relevant legal and regulatory compliance issues to the Board of Directors.
This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, environmental, social and governance, compliance and reporting levels. The Company conducts an annual review of the Company’s disclosure controls and procedures, code of ethics and billing and sales compliance. To the extent deemed necessary, the
Company revises such procedures and policies. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Cybersecurity
The Audit Committee oversees the Company's cybersecurity risk mitigation efforts, and management is responsible for implementing the cybersecurity risk prevention program. The program includes ongoing employee education and procedures for cybersecurity incident prevention, detection and response. The Audit Committee reports to the full Board as appropriate, including when a matter rises to the level of a material risk. The Company retains a third-party consulting firm specializing in cybersecurity which assesses the Company's cyber-related risk exposure and provides recommendations for management to mitigate against such risks. Management provides quarterly updates on cybersecurity matters to the Audit Committee. Despite these efforts, we have experienced a cybersecurity incident in the past, are at risk in the future of suffering data breaches and system disruptions, and we cannot provide any assurances that such events and impacts will not be material in the future. For more information on the Company's risks and risk mitigation efforts regarding cybersecurity refer to Item 1A and Item 1C in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Communications from Shareholders
The Board has established a process for shareholders to send communications to the Board.
Shareholders may send communications to the Board generally or to a specific director at any time by writing to: Healthcare Services Group, Inc., 3220 Tillman Drive, Suite 300, Bensalem, PA 19020, Attention:
Corporate Secretary. The Company reviews all messages received and forwards any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the chairwoman of the NCSO Committee. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to the Board.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance
Non-Director Executive Officers
Our non-director executive officers for the 2024 fiscal year are listed below. For biographical information relating to Mr. Wahl, please refer to the Company’s Board nominees section of this Proxy Statement.

ANDREW M. BROPHY, CPA | Senior Vice President, Controller & Chief Accounting Officer | Age: 35

Mr. Brophy has served in his current role since August 2024. Mr. Brophy had previously served as the Company’s VP, Principal Accounting Officer & Controller
from November 2021 to July 2024, Acting Principal Accounting Officer since
February 2021, Director of Accounting since November 2020 and SEC Reporting
Manager since January 2018. Prior to joining the Company, Mr. Brophy was a Senior
Consultant with Centri Business Consulting.

JASON J. BUNDICK, ESQ. | Executive Vice President, Chief Compliance Officer, General Counsel & Secretary | Age: 48

Mr. Bundick has served in his current role since December 2013. Mr. Bundick joined the Company in 2012 as Corporate Counsel. Prior to joining the Company, Mr.
Bundick was an attorney with the law firm of Drinker Biddle & Reath LLP for more than five years.

ANDREW W. KUSH | Executive Vice President & Chief Operating Officer | Age: 47

Mr. Kush has served in his current role since February 2020. Mr. Kush had previously served as Executive Vice President and Chief Administrative Officer since June 2017, and as Senior Vice President of Human Resources & Risk Management from 2013 to
2017. Mr. Kush joined the Company in 2010 as the Vice President of Human Resources.
Prior to joining the Company, Mr. Kush was a Vice President of Risk Management with
PNC Financial Services Group, Inc.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Directors, Officers & Corporate Governance

PATRICK J. ORR, ESQ. | Executive Vice President & Chief Revenue Officer | Age: 50

Mr. Orr has served in his current role since January 2021. Mr. Orr joined the Company in 2014 as Senior Vice President of Financial Services. Prior to joining the Company,
Mr. Orr was a partner at the law firm of Klestadt & Winters, LLP.

JOHN C. SHEA, CPA, MBA | Executive Vice President & Chief Administrative Officer | Age: 53

Mr. Shea has served in his current role since September 2021. Mr. Shea had previously served as Chief Financial Officer, Secretary, Vice President of Finance,
and Chief Accounting Officer. Mr. Shea joined the Company in 2009 as the Director of Regulatory Reporting. Prior to joining the Company, Mr. Shea was a Senior
Manager with Ernst & Young’s Transaction Advisory Services.

VIKAS SINGH, MBA | Executive Vice President & Chief Financial Officer | Age: 48

Mr. Singh has served in his current role since September 2024. Prior to joining the
Company, Mr. Singh was a Managing Director of Leveraged Finance & Capital
Markets at Bank of America Securities for more than five years. Prior to that Mr. Singh worked in the Financial Sponsors Group at Credit Suisse and in the Asia-Pacific
Credit Card Group at Citibank. Mr. Singh began his career with GSK's Consumer
Healthcare Division and held roles in Sales Management and as National Brand
Manager within the marketing organization.

Executive
Compensation
Proxy Statement | 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Advisory Vote on Executive Compensation. (Proposal No. 2)
The Board of Directors recognizes the significant interest of shareholders in executive compensation matters. Pursuant to amendments to Section 14A of the Exchange Act and the shareholder vote on the frequency of the advisory vote on executive compensation at our 2024 Annual Meeting of
Shareholders, we are providing our shareholders with an annual opportunity to cast an advisory vote
(commonly referred to as “say-on-pay”) to approve the compensation of our Named Executive
Officers.
We are asking our shareholders to provide advisory approval of the compensation of our Named
Executive Officers (which consist of our President and Chief Executive Officer, Chief Financial Officer,
and our other three highest paid executive officers in 2024), as such compensation is disclosed in the
Compensation Discussion and Analysis, compensation tables and narrative discussion set forth below in this Proxy Statement. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. Our compensation philosophy and framework have resulted in compensation for our President and Chief Executive Officer and
Executive Vice Presidents of the Company that is tied to the Company’s financial results and the other performance factors described in the section of this Proxy Statement entitled Compensation
Discussion and Analysis below. These programs focus on rewarding the types of performance that increase shareholder value, link executive compensation to the Company’s long-term strategic objectives and align interests of the President and Chief Executive Officer and Executive Vice Presidents
of the Company with those of our shareholders. The Company believes that its executive compensation programs, which emphasize long-term equity awards and variable compensation, satisfy these goals. A substantial portion of the total compensation paid to the President and Chief
Executive Officer and Executive Vice Presidents of the Company is intended to be variable and delivered on a pay-for-performance basis. The Company believes that the compensation paid to the
NEO who is not an Executive Vice President is appropriate based on the scope of his responsibilities and takes into account competitive market compensation paid by companies in our industry.
Our Board of Directors believes that the information provided above and within the “Executive
Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests and support long-term value creation.
The Board of Directors recommend a vote “FOR” the adoption of the following non-binding resolution:
RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.
This say-on-pay vote is advisory, and therefore not binding on the Company, the NCSO Committee or our Board of Directors.
Vote Required
Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes, will not have the same legal effect as an “against” vote and will not be counted in determining whether the proposal has received the required shareholder vote.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Compensation, Discussion & Analysis
Healthcare Services Group, Inc. provides management, administrative and operating expertise and services to the housekeeping, laundry, linen, facility maintenance and dietary service departments of healthcare facilities, including nursing homes, retirement complexes, rehabilitation centers and hospitals located throughout the United States. We provide such services to approximately 2,600 facilities throughout the continental United States as of December 31, 2024. We believe we are the largest provider of housekeeping and laundry management services to the long-term care industry in the United States.
With nearly 50 years of industry experience, HCSG aims to deliver improved operational, regulatory, and financial outcomes. We seek to achieve this by designing and implementing the most efficient systems, holding our teams accountable, measuring and reporting our results and designing quality assurance programs to continually assess and improve our programs. We pursue excellence via an ever-evolving and expanding focus on training and the development of team members at every level.
At all times, we are guided by our Company Purpose of Fostering Fulfillment in Communities.
Our Named Executive Officers
In 2024, our Named Executive Officers (“NEOs”) were as follows:
THEODORE WAHL
President, Chief Executive
Officer & Director
ANDREW W. KUSH
Executive Vice President &
Chief Operating Officer
VIKAS SINGH, MBA
Executive Vice President &
Chief Financial Officer
ANDREW M. BROPHY, CPA
Senior Vice President,
Controller &
Chief Accounting Officer
PATRICK J. ORR, ESQ.
Executive Vice President &
Chief Revenue Officer
JOHN C. SHEA, CPA, MBA
Executive Vice President &
Chief Administrative Officer
We refer to our President and Chief Executive Officer and our Executive Vice Presidents as the Company’s
“Executive Management Team.”

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
2024 Business Highlights
2024 was a transitional year for HCSG which was marked by a shift from recovery from market conditions brought on by the COVID-19 pandemic to renewed growth. Industry fundamentals continue to improve which positions HCSG well going into the future. From an overall operational and financial stewardship point of view, the Board and NCSO Committee believed that in 2024, the Executive
Management Team performed well to capitalize on the improving market conditions and generate positive momentum for the future.
Key 2024 accomplishments included the following:
•Guided by our Company Purpose of Fostering Fulfillment in Communities, our Managers and
Associates continued to lead and serve on the frontlines while tirelessly supporting our customers and ensuring the well-being of America’s most vulnerable;
•Expanded leadership development programs and enhanced training initiatives to provide clear career pathways, ensuring that HCSG continues to be a place where careers flourish.
•Introduced new technologies and processes to engage with and support our employees in delivering exceptional service and remaining  at the forefront of industry-leading innovation.
•Strengthened year-over-year financial performance by increasing revenues and net income as well as delivering strong second half of the year operating cash flow and expect to carry such positive momentum into 2025.
•Successfully started over 500 new service agreements and over 150 facility ownership changes, while maintaining an over 90% customer retention rate.
•Continued prioritizing opportunistic share repurchases, and have repurchased over $23.0 million since the February 2023 share repurchase authorization;
•Further reduced workers' compensation claim scope resulting in favorable loss development trends; and
•Demonstrated continued financial discipline, while laying the foundation for further efficiency, with return on assets of 4.9%, return on equity of 7.9% and return on invested capital of 9.7%.
The Board and NCSO Committee did not make any adjustments to the executive compensation framework in 2024. The base salary of our CEO (which has been unchanged since 2016) and most other members of the Executive Management Team remained unchanged. Incentive compensation for 2024 was based on the same metrics used in 2023 as the metrics used in determining incentive awards have proven to be resilient and relevant. The details below more fully describe our structure and compensation paid in fiscal year 2024.
Changes in Senior Management
On September 3, 2024, Mr. Singh became the Company’s Executive Vice President and Chief Financial
Officer, effective the same day. Mr. Brophy, who served as the Company’s Principal Financial &
Accounting Officer beginning in 2021, continues to serve in his role as Senior Vice President, Controller and Chief Accounting Officer.
Compensation Objectives
NEO compensation is based on a combination of Company and individual contributions to our performance, along with each NEO’s level and scope of responsibility. Our NCSO Committee believes that the compensation paid is consistent with our overarching principle that the compensation plan for the Executive Management Team should be closely aligned with Company performance on both a short-term and long-term basis to create value for shareholders, and that such compensation should assist us in attracting and retaining high-level executive talent.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
In establishing compensation for the Executive Management Team, the following are the objectives of the Company and the NCSO Committee:
•Attract and retain individuals of superior ability and executive talent;
•Align executive compensation with our corporate strategies, business objectives and the long-
term interests of our shareholders; and
•Enhance the executive officers’ incentive to maximize shareholder value, as well as promote retention of key personnel, by providing a portion of total compensation in the form of direct ownership in the Company through equity compensation.
To support these objectives, the Company’s compensation program for the Executive Management
Team has the following characteristics:

What we do:		What we don’t do:
o	Significant share ownership requirements for the CEO and Executive Vice Presidents	o	No employment agreements containing special severance payments such as golden parachutes
o	Double-trigger requirements for vesting of equity awards on a change in control	o	No hedging or engaging in derivative transactions related to Company shares
o	A cap on the annual incentive payout for the CEO	o	No gross-up payments to cover income taxes related to executive compensation
o	Majority of the Executive Management Team’s compensation is “at-risk”	o	No repricing or backdating of stock options
o	Operate a clawback policy that applies to “at-risk” variable compensation	o	No retirement programs that are specific to executive officers
o	Balance “at-risk” compensation across short-term and long-term time horizons
o	Engagement of an independent compensation consultant
Compensation Oversight
Among its duties, the NCSO Committee is accountable for discharging the Board’s responsibilities relating to the compensation of the Company’s NEOs. Accordingly, the NCSO Committee conducts an annual review of the aggregate level of such compensation, as well as the mix of elements used to compensate the NEOs.
To achieve these objectives, our overall compensation program aims to pay our NEOs competitively, consistent with our success and their contribution to that success. To accomplish these objectives we rely on programs that provide compensation in the form of both cash and equity. Although our NCSO
Committee has not adopted any formal guidelines for allocating total compensation between cash and equity, the NCSO Committee considers the balance between providing short-term and long-term incentives which are designed to help align the interests of management with the interests of shareholders.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Determination of Compensation Awards
The compensation of the President and Chief Executive Officer of the Company is determined by the
NCSO Committee. Such determination is based on a number of factors including:
•Consideration of the operating and financial performance of the Company, primarily its income before income taxes;
•Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment; and
•Consideration of the individual’s overall contribution to the Company.
The NCSO Committee has also historically taken into account input from other independent members of our Board in determining the compensation of the President and Chief Executive Officer.
Compensation for the other NEOs is recommended by the President and Chief Executive Officer and reviewed by the NCSO Committee, taking into account the same factors described above.
The Company engages an independent compensation consultant as needed, who provides advice as requested in areas such as peer group composition, market benchmarking and executive compensation policy design.
In reviewing compensation, publicly available data relating to the compensation practices and policies of other companies within and outside our industry is collected to the extent it is available. For
NEO compensation, our review includes comparing to data analyzed from proxy filings from the below listed companies. For other Executive Management Team members, compensation survey data is also used for companies with similar revenues to the Company. The NCSO Committee believes that gathering information about the compensation practices of other companies is an important part of our compensation-related decision-making process.
Given the challenge that there are no other U.S. publicly-traded companies specifically engaged only in the Company’s business, which provides housekeeping and food services primarily to the healthcare industry and overwhelmingly to the long-term care segment of the industry, our comparator group has been developed looking at a broader cross-section of service industry companies. The NCSO
Committee periodically reviews the peer group to identify relevant companies for comparison. The following companies have been selected as reasonable comparators for talent as they operate in similar industries, are of similar size and scope and/or have similar employee bases. That group consists of the following:

o	ABM Industries Incorporated	o	CoreCivic, Inc.
o	Amedisys, Inc.	o	J&J Snack Foods Corp.
o	AMN Healthcare Services, Inc.	o	The Brink’s Company
o	Chemed Corporation	o	Modivcare, Inc.
o	Clean Harbors, Inc.	o	UniFirst Corporation
Given the challenges noted above in identifying directly comparable companies, if and when collected, market data is just one factor that the NCSO Committee considers in reaching decisions.
Such other factors considered include individual performance, the trends in Company performance relative to broader market indices, the industry in which we operate, tax implications and achievements in the Company’s social and sustainability efforts.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Incorporating Shareholder Feedback
The NCSO Committee was pleased that approximately 91% of votes cast at the 2024 Annual Meeting of
Shareholders approved, on an advisory basis, the compensation of the Company’s NEOs at such time.
The NCSO Committee considered that support in its efforts to align the Company’s executive compensation policies with long-term shareholder interests. In particular, we believe that the voting outcome reaffirmed that changes we have made over the past several years, which include introducing performance-based equity awards (in the form of performance stock units, or “PSUs”), continue to be well received and effective.
The NCSO Committee will continue to monitor voting outcomes and feedback received from shareholders in reviewing the compensation program of our NEOs.
Alignment of Pay and Performance
The NCSO Committee believes that including a blend of stock options, restricted stock units (“RSUs”)
and PSUs as a significant component of compensation for our Executive Management Team has successfully aligned pay with performance. This is evidenced through the fact that during the tenure of our current President and Chief Executive Officer, the outcome under the annual incentive plan and value of equity awarded has generally trended in line with operating performance.
Elements of Compensation
Base SalaryBase salaries for our NEOs are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by companies in our industry for each such position. Base salaries are reviewed annually and may be adjusted to take into account changes in responsibilities, individual performance, experience, practices in our compensation comparator group and the state of our industry more broadly.
Mr. Wahl’s base salary as President and Chief Executive Officer for 2024 was approved by the NCSO on
December 13, 2023 and has remained unchanged since 2016. Mr. Wahl has not received an increase in base salary for the last eight years. Mr. Singh's base salary reflects compensation for his period of employment during 2024. Messrs. Kush and Shea's base salaries were also unchanged from 2023. Mr.
Brophy's increase in base salary reflected the increased scope of his role, including his promotion to
SVP, Controller & Chief Accounting Officer in August 2024.

Named Executive Officer	2023 Base Salary	2024 Base Salary	Change
Theodore Wahl	$1,005,108	$1,005,108	—%
Vikas Singh[1]	$—	$153,846	—%
Andrew W. Kush	$639,000	$639,000	—%
John C. Shea	$606,703	$606,703	—%
Patrick J. Orr	$579,407	$580,147	0.1%
Andrew M. Brophy	$221,481	$239,918	8.3%
1.Mr. Singh’s 2024 Base Salary represents a prorated amount of his annual base salary from his start date with the Company in
September 2024 through the end of the Company's fiscal year.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Annual IncentivesWe structure our annual incentive program as incentive bonus payments to reward our NEOs based on the Company’s performance and our evaluation of the individual executive’s contribution to that performance. This allows the NEOs to receive a significant portion of their compensation based on the results that they helped us to achieve.
The incentive bonuses paid to the members of the Executive Management Team are calculated as a percentage of the Company’s income before income taxes. The CEO receives his bonus on an annual basis while the other members of the Executive Team receive quarterly bonus payments. This approach reflects the importance of income before income taxes in assessing our overall performance for those responsible for the Company’s operational and financial success, providing line of sight to both top-line growth and the appropriate management of costs. This performance-based compensation structure aligns with our strategic focus and Company Vision - To Be THE Choice For Our
Customers - resulting in retention of and growth in relationships through good customer service, expansion of our services, effective execution in all that we do and cost management. Mr. Brophy is not a member of the Executive Management Team and receives an annual discretionary bonus based on individual and company performance.
For NEOs other than the President and Chief Executive Officer and Chief Accounting Officer, incentive compensation can be modified up or down based on other aspects of quantifiable financial and operational performance for which the executive officers are accountable. Examples of the performance taken into account include growth in the number of facilities serviced, profitability, client retention and satisfaction and overall management of their functional area. No discretion is applied in determining the total value of the annual incentive earned by the President and Chief Executive Officer given his direct accountability to shareholders for our overall financial performance.
For the President and Chief Executive Officer, the annual incentive payout is subject to an overall maximum of two times base salary. The total annual incentive earned by Mr. Wahl for 2024 was
$397,058, equating to 40% of base salary. Mr. Wahl elected to receive 35% of this compensation, or
$138,966, in the form of shares of Common Stock in early 2025. The remaining balance of $258,092 was received in cash.
Annual incentive outcomes for the other members of the Executive Management Team were validated against the operational performance achievements towards which they contributed. Accordingly, the following payments were approved for our NEOs with respect to 2024 performance:

Named Executive Officer	2024 Cash Annual Incentive	2024 Equity Annual Incentive	2024 Annual Incentive (% of salary)
Theodore Wahl	$258,092	$138,966	40%
Vikas Singh	$8,334	$—	5%
Andrew W. Kush	$162,503	$—	25%
John C. Shea	$101,562	$—	17%
Patrick J. Orr	$121,877	$—	21%
Andrew M. Brophy[1]	$64,575	$—	27%
1.Mr. Brophy’s incentive bonus is not tied to financial performance, but is instead discretionary and paid based on his success in his position and contribution to his role.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Long-Term Equity Incentive AwardsThe NCSO Committee is responsible for approving the population of individuals who will be granted equity awards, the number of equity awards each individual will receive, the option price per share (if applicable), the exercise period (if applicable) and vesting of each award. Guidelines for the number of equity awards granted to each officer are determined using a procedure approved by the NCSO Committee based upon several factors, including the officer’s salary level, individual contributions to the Company’s performance and the value of the equity award at the time of grant. We grant equity awards at the fair market value of the underlying stock on the date of grant.
Long-term equity incentive awards are currently granted to the Executive Management Team as a combination of stock options, RSUs and PSUs. The NCSO Committee believes that the use of stock options, RSUs and PSUs provides a clear incentive to the Executive Management Team to deliver long-
term sustainable and profitable growth which translates into value creation for our shareholders, in a responsible way. The vesting of RSUs is phased over a period of five years, and the vesting of PSUs is three years, to reinforce this long-term focus and enhance retention.
In making its decision to grant these awards, the NCSO Committee considered the competitive challenges to our business and the resulting focus, efforts and expertise the Executive Management
Team has expended to meet these challenges and foster the growth and financial position of the
Company. In determining award values, the NCSO Committee considers a range of factors that takes into account not just competitive market data, but also the performance of the Company more generally and the contributions of individuals to our performance accomplishments in the prior year.
The following awards were approved and granted during 2024 to our NEOs:

Named Executive Officer	Stock Options (#)	Stock Option Grant Date Fair Value[1]	Restricted Stock Units (#)	Restricted Stock Units Grant Date Fair Value[1]	Performance Stock Units (#)	Performance Stock Units Grant Date Fair Value[2]	Total Grant Date Fair Value
Theodore Wahl	156,735	$793,643	153,213	$1,587,287	66,974	$793,642	$3,174,572
Andrew W. Kush	31,944	$161,752	31,226	$323,501	13,650	$161,753	$647,005
John C. Shea	32,453	$164,329	31,724	$328,661	13,868	$164,336	$657,325
Patrick J. Orr	30,538	$154,632	29,851	$309,256	13,049	$154,631	$618,519
Andrew M. Brophy	—	$—	4,826	$49,997	—	$—	$49,997
1.All options and RSU awards granted vest and are exercisable ratably over a five-year period on each yearly anniversary of the grant date of the award.
2.PSUs vest upon certification by the Board in 2027, provided that the performance targets, based on relative Total
Shareholder Return (“TSR”), are met for the three-year period ended December 31, 2026.
3.Mr. Singh did not receive any stock options, RSUs or PSUs during the year ended December 31, 2024.
PSUs can be earned based on a three-year relative TSR performance relative to the S&P MidCap 400
Index. The NCSO determined that this was an appropriate peer group given the absence of a sufficiently large enough group of directly relevant peers for performance comparisons. The first award of performance stock units was made in 2021 and the applicable three-year performance period concluded on December 31, 2023. The performance period for the second award of performance stock units was made in 2022 and the applicable three-year performance period concluded on December 31, 2024.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
The table below represents the vesting conditions for performance stock unit awards:

HCSG TSR Percentile Ranking	Percentage of Target PSUs Earned
Less than the 25th percentile	—%
at the 25th percentile(1)	50%
at the 50th percentile	100%
At or above the 75th percentile	150%
(1) Performance between the 25th percentile and the 75th percentiles is interpolated.
In January 2024, 2023 and 2022, the NCSO Committee granted options to purchase an aggregate of approximately 252,000, 181,000 and 282,000 shares of Common Stock, respectively, to our NEOs. In
January 2024, 2023 and 2022, the NCSO Committee granted RSUs of an aggregate of approximately
251,000, 176,000, and 129,000 shares, respectively, to our NEOs. In January 2024, 2023 and 2022, the NCSO
Committee granted PSUs of an aggregate of approximately 108,000, 73,000 and 54,000 shares, respectively, to the Executive Management Team. See the table entitled Grant of Plan-Based Awards included in this Proxy Statement for more information on the 2024 grants. The NCSO Committee has also granted awards to other levels of Company management and key employees creating a culture of ownership and to incentivize and encourage contributions and performance results that drive long-
term shareholder value.
Deferred Compensation Plan    The Company offers a Supplemental Executive Retirement Plan (“SERP”)
for executives and certain key employees. The SERP is not qualified under Section 401 of the Internal
Revenue Code. The SERP allows participants to defer up to 25% of their earned income on a pre-tax basis and as of the last day of each plan year, each participant will be credited with a 25% match of their earnings deferred (up to 15%) in the form of the Company’s Common Stock based on the then-
current market value. SERP participants fully vest in the Company’s matching contribution three years from the first day of the initial year of participation. The income deferred and the matching contributions are unsecured and subject to the claims of the Company’s general creditors.
Under the SERP, we are authorized to issue up to 1,012,000 shares of our Common Stock to our employees. Pursuant to such authorization, approximately 177,000 shares are available for future grant at December 31, 2024. As of December 31, 2024, and since the initiation of the SERP, the Company’s 25%
match has resulted in approximately 836,000 shares of Common Stock being issued to the trustee. At the time of issuance, such shares are accounted for at cost, as treasury stock. At December 31, 2024, approximately 362,000 of such shares are vested and remain in the respective active participants’
accounts. Participants may not withdraw or sell such stock until the termination of their employment.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Employee Stock Purchase Plan We have an Employee Stock Purchase Plan (“ESPP”) for all eligible employees. All full-time and certain part-time employees who have completed two years of continuous service with us are eligible to participate. In 2021, the Board of Directors extended the ESPP for an additional five offerings through 2026. Annual offerings commence and terminate on the respective year’s first and last calendar day. Under the ESPP, we are authorized to issue up to 4,050,000 shares of our Common Stock to our employees. Pursuant to such authorization, we have 1,691,000 shares available for future grant at December 31, 2024. Furthermore, under the terms of the ESPP, eligible employees may contribute through payroll deductions up to $21,250 (85% of IRS limitation) of their compensation toward the purchase of the Company’s Common Stock. No employee may purchase Common Stock which exceeds $25,000 in fair market value (determined on the date of grant) for each calendar year. The price per share is equal to the lower of 85% of the fair market price on the first day of the offering period or 85% of the fair market price on the day of purchase (the last day of the offering period).
Other Elements of Compensation and Perquisites
Medical Insurance: We provide to each NEO and their respective spouses and children such health, dental and optical insurance as we may from time to time make available to our management employees. This insurance benefit requires an employee co-payment of the insurance premium.
Life and Disability Insurance: We provide to each NEO such disability and/or life insurance as we in our sole discretion may from time to time make available to our other management employees.
Automobile Use: Members of the Executive Management Team are provided with the use of a
Company fleet vehicle.
Compensation Risk Assessment
Our NCSO committee believes that our incentive compensation arrangements of the Company’s NEOs provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk management practices of our Company; and are supported by the oversight and administration of the NCSO committee because (i) the annual long-term (equity-based) compensation programs are subject to 3 year (for PSUs) or 5 year (for RSUs and stock options) time-based vesting conditions and (ii)
performance targets for the annual short-term (cash bonus) compensation programs in place for the
Executive Management Team, were linked to overall corporate performance (percentage of the
Company’s income before taxes). For the annual short-term (cash bonus) compensation programs in place for our eligible home office and field operations leaders, performance targets were linked to multiple performance measures including non-financial objectives (such as recruiting and developing future management personnel, maintaining good relationships with clients and employees, and compliance with operational reporting requirements), with reasonable caps and appropriate controls to establish targets and validate actual performance against the targets before payouts were made.
Further, our Chief Compliance Officer reports to the NCSO committee on at least an annual basis on matters relating to employee compensation. In addition, our independent compensation consultant regularly reviews our executive compensation program for the purpose of identifying potential sources of risk and reports its findings to the NCSO committee.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Stock Ownership Guidelines
Members of the Executive Management Team are expected to hold an amount of Company Common
Stock with a value that is at least equal to a specified multiple of their base salary. Newly appointed members of the Executive Management Team must attain the guideline ownership within five years of the date that they become executive officers. In accordance with this policy, the President and Chief
Executive Officer is required to hold stock with a value of at least six times his base salary, while the
Company’s Executive Vice Presidents are each required to hold common stock with a value of at least two times their base salary.
Stock ownership includes shares owned outright, RSUs and stock equivalents held under deferred compensation arrangements. Additionally, one-half of the guidelines may be met by vested, in-the-
money stock options held by the executive. If an executive does not meet the ownership requirement on the applicable measurement date, the executive must retain all net shares from the exercise of stock options and the vesting of restricted stock and restricted stock units until the minimum current ownership requirement is achieved.
The following table includes our Executive Management Team's requirements for the stock ownership guidelines and current ownership as of December 31, 2024.

Executive Management Team	Ownership Requirement (% of salary)	Ownership as of December 31, 2024 (% of salary)
Theodore Wahl	600%	838%
Vikas Singh	200%	—%
Andrew W. Kush	200%	204%
John C. Shea	200%	231%
Patrick J. Orr	200%	168%
Jason J. Bundick	200%	221%
While certain members of the Executive Management Team do not have a current ownership percentage matching or exceeding the minimum ownership requirement as of December 31, 2024, all members of the Executive Management Team have remained in compliance with the guidelines.
Change of Control
The Company’s 2020 Plan includes a “double-trigger” approach to vesting of stock awards upon a change in control, meaning vesting would occur if a change in control occurs and the outstanding equity awards are not fully assumed, or where the outstanding equity awards are fully assumed by the resulting entity and the participant is subsequently terminated or resigns for good reason. We believe a double-trigger approach provides adequate employment protections and reduces, for the shareholders’ benefit, potential transaction costs associated with the awards.
Clawback Policy
The Company adopted a clawback policy to align with listing rules adopted by Nasdaq as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Company to seek to recoup certain incentive-based compensation, where cash- or equity-based, from current or former officers and in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
The Board  of Directors has delegated the oversight of this policy to the NCSO Committee, which has the authority to determine the necessity, exercise and implement the clawback of executive incentive-
based compensation in the event of a restatement of Company financial statements. In the event that recovery is required, the NCSO Committee will review and recover reasonably promptly the applicable portion of incentive-based compensation awarded to or earned by our officers during the three-year period prior to any restatement of the Company’s financial results. Recovery will be required on a “no fault” basis, without regard to whether any misconduct occurred and without regard to whether an executive officer was responsible for the erroneous financial statements.
Application of the Clawback Policy
The NCSO Committee determined that there was no erroneously awarded compensation attributable to accounting restatements during 2024; therefore, no amount was pursued from any current or former executive officers.
Stock Trading Black-Out Period and Anti-Hedging Policy
Under the Company’s insider trading policy, officers, non-employee directors and key personnel may purchase or sell our securities only during non “black-out periods”. “Black-out periods” begin at the close of trading on Monday of the third week in the third month of each fiscal quarter and end at the close of the business day following the date of each quarterly earnings announcement. Additionally, the Company has adopted a policy which prohibits our officers, non-employee directors and key personnel from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset any decrease in the market value of our Common Stock.
Equity Award Grant Practices
Long-term equity incentive awards are discretionary and are generally granted to the Executive
Management team on the first or second business day of the applicable fiscal year. As described in further detail above in the "Elements of Compensation" section, long-term equity incentive awards include a combination of stock options, RSUs, and PSUs. The NCSO Committee is responsible for approving these grants. There are no option awards granted to non-Executive Management employees, except for the Chief Communications Officer. The NCSO Committee holds meetings each year to determine the long-term equity incentive awards to be granted to the Executive Management team in the beginning of the following year. The NCSO Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024. The timing of the grants is in accordance with the yearly compensation cycle, with grants starting in the beginning of each new fiscal year to assist in incentivizing executives.
Eligible employees, including the Executive Management team, may voluntarily enroll in the ESPP and purchase shares at a discount via payroll deductions. The ESPP is offered once a year. There were no option awards granted within four business days prior or one business day after the release of material nonpublic information.
The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The grants are made following an annual, predetermined compensation cycle.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Summary Compensation Table
The following table sets forth certain information regarding compensation paid or accrued during the
Company’s prior three fiscal years, as applicable, for the Company’s NEOs.

Name and Principal Position		Salary	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Compensation [3]	Nonqualified Deferred Compensation Earnings	All Other Compensation [4]	Total
	Year	($)	($)	($)	($)	($)	($)	($)
Theodore Wahl	2024	1,005,108	2,526,539	793,643	258,092	50,377	49,887	4,683,646
President & Chief Executive Officer & Director	2023	1,005,108	2,431,170	762,697	258,648	55,080	47,207	4,559,910
	2022	1,005,108	2,214,062	737,227	338,115	74,042	45,709	4,414,263

Vikas Singh[5]	2024	153,846	—	—	8,334	—	3,294	165,474
Executive Vice President & Chief Financial Officer
Andrew W. Kush	2024	639,000	485,254	161,752	162,503	29,627	40,028	1,518,164
Executive Vice President & Chief Operating Officer	2023	639,000	454,332	151,444	144,163	25,968	37,525	1,452,432
	2022	639,000	451,708	150,114	90,164	31,097	35,064	1,397,147

John C. Shea	2024	606,703	492,996	164,329	101,562	26,298	32,606	1,424,494
Executive Vice President & Chief Administrative Officer	2023	606,703	454,332	151,444	90,100	24,012	33,426	1,360,017
	2022	606,703	452,706	150,114	56,353	27,219	31,619	1,324,714

Patrick J. Orr	2024	580,147	471,878	154,632	121,877	21,601	25,772	1,375,907
Executive Vice President & Chief Revenue Officer	2023	579,407	347,371	114,536	108,122	21,780	22,335	1,193,551
	2022	541,007	323,232	106,953	56,353	15,424	18,931	1,061,900

Andrew M. Brophy	2024	239,918	49,997	—	64,575	10,733	11,416	376,639
Senior Vice President, Controller, & Chief Accounting Officer	2023	221,481	49,996	—	64,575	10,212	10,817	357,081
	2022	210,716	49,992	—	61,500	9,429	13,222	344,859

1.The total amounts in these columns do not reflect compensation actually received by the NEO, nor do they reflect the actual value that will be recognized by the NEO. Instead, the amounts reflect the aggregate grant date fair value of restricted stock awards, RSUs, PSUs, incentive awards received in stock, and ESPP awards computed in accordance with FASB ASC Topic 718. A more detailed discussion of the assumptions used in calculating these values may be found in Note 10 of the Notes to the
Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2024. For PSUs granted in 2024, the grant date fair value reported is based upon the probable outcome of performance at the grant date. The grant date fair value of performance awards with market-based conditions like relative total shareholder return is determined based on a
Monte Carlo simulation.

	Fiscal 2024 Grants of Performance Awards[6]
	Probable Outcome ($)	Highest Outcome ($)
Theodore Wahl	$793,642	$1,190,463
Andrew W. Kush	$161,753	$242,629
John C. Shea	$164,336	$246,504
Patrick J. Orr	$154,631	$231,946
2.The total amounts in this column do not reflect compensation actually received by the NEO, nor do they reflect the actual value that will be recognized by the NEO. Instead, the amounts reflect the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A more detailed discussion of the assumptions used in calculating these amounts may be found in Note 10 of the Notes to the Financial Statements in our Annual Report on Form 10-
K for the year ended December 31, 2024. Refer also to the Compensation Discussion and Analysis for further information.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
3.Amounts shown in this column represent annual performance-based cash payments under the annual incentive program,
Executive Compensation
as described in the Compensation Discussion and Analysis. No future pay-outs will be made with respect to any of the plan-
based awards under the plan.
4.Includes automobile allowance, vehicle lease and contributions paid by the Company towards employee’s insurance premiums.
5.On September 3, 2024, Mr. Singh became the Company’s Executive Vice President and Chief Financial Officer, effective the same day. Mr. Brophy, who served as the Company’s Principal Financial & Accounting Officer beginning in 2021, continues to serve in his role as Senior Vice President, Controller and Chief Accounting Officer..
6.Messrs. Singh and Brophy did not receive performance stock unit awards for the year ended December 31, 2024.
Grant of Plan-Based Awards
The following table sets forth information concerning grants of plan-based awards made by us during the year ended December 31, 2024, to each of the NEOs.

	Grant Date	Date Award Approved	Estimated Future Payouts Under Equity Incentive Plan Awards[1]	Estimated Future Payouts Under Equity Incentive Plan Awards (#)[2]			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards	Grant Date Fair Value of Stock and Option Awards
Name[3]			Target (#)	Thres- hold	Target	Maxi- mum	(#)	(#)	($/sh)	($)
Theodore Wahl	1/3/2024	12/13/2023	—	33,487	66,974	100,461	153,213	156,735	$10.36	$3,174,572
	12/31/2024	12/13/2023	13,110	—	—	—	—	—	$10.60	$138,966
Andrew W. Kush	1/3/2024	12/13/2023	—	6,825	13,650	20,475	31,226	31,944	$10.36	$647,005
John C. Shea	1/3/2024	12/13/2023	—	6,934	13,868	20,802	31,724	32,453	$10.36	$657,325
Patrick J. Orr	1/3/2024	12/13/2023	—	6,525	13,049	19,574	29,851	30,538	$10.36	$618,519
Andrew M. Brophy	1/3/2024	12/13/2023	—	—	—	—	4,826	—	$10.36	$49,997
1.Represents the shares received during 2025 as a result of Mr. Wahl’s election to receive a portion of his 2024 performance-
based compensation in Company Common Stock. The grant date of such shares is reflected as the date in which the total amount of such performance-based compensation is earned by Mr. Wahl.
2.These PSUs were granted under the 2020 Plan and vest upon certification by the Board in 2027, provided that the performance targets, based on Relative TSR, are met for the three-year periods ended December 31, 2026.
3.Mr. Singh had no plan-based awards granted during the year ended December 31, 2024.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The Company has no employment agreements with any of the NEOs. No previously granted options or other equity-based awards were re-priced or otherwise materially modified during the fiscal year ended December 31, 2024. As set forth above in the Compensation Discussion and Analysis, the
Company believes that part of the compensation for the NEOs should be in the form of long-term equity grants so as to align the interests of the NEOs with the Company’s shareholders. In accordance with these objectives, Mr. Wahl received stock options to purchase 156,735 shares of Common Stock,
153,213 RSUs and 66,974 PSUs. Mr. Shea received stock options to purchase 32,453 shares of Common
Stock, 31,724 RSUs and 13,868 PSUs. Mr. Kush received stock options to purchase 31,944 shares of
Common Stock, 31,226 RSUs and 13,650 PSUs. Mr. Orr received stock options to purchase 30,538 shares of
Common Stock, 29,851 RSUs and PSUs of 13,049. Mr. Brophy received 4,826 RSUs. These stock options and
RSUs vest over five years while PSUs vest over 3 years, as an incentive to increase the long-term value of the Company and thereby increase the value of its Common Stock. Mr. Singh’s compensation reflects payment for his services provided for his period of employment during 2024.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Outstanding Equity Awards at December 31, 2024
The following table summarizes the outstanding equity awards of each of the NEOs as of December 31,
2024:

		Option Awards				Stock Awards
Name[1]	Grant Date[2]	Vested, Exercisable	Unvested	Option Exercise Price	Option Expiration Date	Unvested[3]	Market Value of Unvested[4]	Unvested Equity Incentive Plan Awards[5]	Market Value of Equity Incentive Plan Awards[5]
Theodore Wahl	1/3/2014	15,000	—	$28.02	1/3/2024	—	$—	—	$—
	1/5/2015	15,000	—	$30.30	1/5/2025	—	$—	—	$—
	1/4/2016	15,000	—	$34.14	1/4/2026	—	$—	—	$—
	1/4/2017	30,000	—	$39.38	1/4/2027	—	$—	—	$—
	1/4/2018	50,000	—	$52.06	1/4/2028	—	$—	—	$—
	1/4/2019	50,000	—	$40.49	1/4/2029	—	$—	—	$—
	1/3/2020	40,000	10,000	$24.43	1/3/2030	15,546	$180,645	—	$—
	1/4/2021	61,915	41,278	$28.37	1/4/2031	20,049	$232,969	—	$—
	1/4/2022	72,633	108,950	$18.10	1/4/2032	48,877	$567,951	35,106	$150,254
	2/24/2023	23,360	93,439	$13.72	2/24/2033	88,952	$1,033,622	47,075	$378,012
	1/3/2024	—	156,735	$10.36	1/3/2034	153,213	$1,780,335	66,974	$887,406

Andrew W. Kush	1/3/2014	5,000	—	$28.02	1/3/2024	—	$—	—	$—
	1/5/2015	5,000	—	$30.30	1/5/2025	—	$—	—	$—
	1/4/2016	6,000	—	$34.14	1/4/2026	—	$—	—	$—
	1/4/2017	6,000	—	$39.38	1/4/2027	—	$—	—	$—
	1/4/2018	10,000	—	$52.06	1/4/2028	—	$—	—	$—
	1/4/2019	10,000	—	$40.49	1/4/2029	—	$—	—	$—
	1/3/2020	14,178	3,543	$24.43	1/3/2030	2,817	$32,734	—	$—
	1/4/2021	12,366	8,244	$28.37	1/4/2031	4,004	$46,526	—	$—
	1/4/2022	14,790	22,184	$18.10	1/4/2032	9,952	$115,642	7,148	$30,593
	2/24/2023	4,638	18,554	$13.72	2/24/2033	17,662	$205,232	9,347	$75,056
	1/3/2024	—	31,944	$10.36	1/3/2034	31,226	$362,846	13,220	$175,165

John C. Shea	1/3/2014	6,250	—	$28.02	1/3/2024	—	$—	—	$—
	1/5/2015	1,650	—	$30.30	1/5/2025	—	$—	—	$—
	1/4/2016	1,650	—	$34.14	1/4/2026	—	$—	—	$—
	1/4/2017	1,650	—	$39.38	1/4/2027	—	$—	—	$—
	1/4/2018	10,000	—	$52.06	1/4/2028	—	$—	—	$—
	1/4/2019	10,000	—	$40.49	1/4/2029	—	$—	—	$—
	1/3/2020	14,178	3,543	$24.43	1/3/2030	2,817	$32,734	—	$—
	1/4/2021	12,366	8,244	$28.37	1/4/2031	4,004	$46,526	—	$—
	1/4/2022	14,790	22,184	$18.10	1/4/2032	9,952	$115,642	7,148	$30,593
	2/24/2023	4,638	18,554	$13.72	2/24/2033	17,662	$205,232	9,347	$75,056
	1/3/2024	—	32,453	$10.36	1/3/2034	31,724	$368,633	13,431	$177,961

Patrick J. Orr	1/5/2015	2,000	—	$30.30	1/4/2026	—	$—	—	$—
	1/4/2016	4,000	—	$34.14	1/4/2027	—	$—	—	$—
	1/4/2017	5,000	—	$39.38	1/4/2028	—	$—	—	$—
	1/4/2018	5,000	—	$52.06	1/4/2029	—	$—	—	$—
	1/4/2019	5,000	—	$40.49	1/3/2030	—	$—	—	$—
	1/3/2020	6,819	1,704	$24.43	1/4/2031	1,289	$14,978	—	$—
	1/4/2021	9,254	6,167	$28.37	1/4/2032	2,996	$34,814	—	$—
	1/4/2022	10,537	15,806	$18.10	1/4/2032	7,091	$82,397	5,093	$21,798
	2/24/2023	3,508	14,032	$13.72	2/24/2033	13,358	$155,220	7,069	$56,764
	1/3/2024	—	30,538	$10.36	1/3/2034	29,851	$346,869	12,638	$167,454

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation

		Option Awards				Stock Awards
Name[1]	Grant Date[2]	Vested, Exercisable	Unvested	Option Exercise Price	Option Expiration Date	Unvested[3]	Market Value of Unvested[4]	Unvested Equity Incentive Plan Awards[5]	Market Value of Equity Incentive Plan Awards[5]

Andrew M. Brophy	1/4/2019	—	—	$—	—	—	$—	—	$—
	1/3/2020	—	—	$—	—	123	$1,429	—	$—
	1/4/2021	—	—	$—	—	282	$3,277	—	$—
	1/4/2022	—	—	$—	—	1,657	$19,254	—	$—
	2/24/2023	—	—	$—	—	2,915	$33,872	—	$—
	1/3/2024	—	—	$—	—	4,826	$56,078	—	$—
1.Mr. Singh had no equity awards outstanding at December 31, 2024.
2.Options and stock awards vest 20% per year on the anniversary of the grant date for each of the five years subsequent to the grant date.
3.Unless otherwise noted herein, restricted stock awards and RSUs vest at the rate of 20% annually, commencing on the first anniversary from the grant date, subject to accelerated vesting upon certain terminations of employment following certain corporate transactions involving the Company. The shares of Common Stock underlying the restricted stock awards and
RSUs will be issued upon vesting.
4.Valued based on the closing price of a share of the Company’s Common Stock on December 31, 2024 as reported on the
Nasdaq Global Select Market ($11.62).
5.PSU awards were granted under the 2020 Plan and vest upon certification by the Board in 2025, 2026 and 2027 provided that the performance targets, based on Relative TSR, are met for the three-year periods ended December 31, 2024, 2025 and 2026.
The awards are valued at fair market value as of December 31, 2024. The number of outstanding unvested equity incentive plan awards is equal to the number of PSUs earned based on achieving a performance target at the 50th percentile. The
2023 and 2024 grants were valued at $8.03 and $13.25 per unit, respectively, based upon a Monte Carlo simulation used to determine the probable outcome of the performance condition at December 31, 2024. The 2022 grants are valued at the closing price of a share of the Company's Common Stock on December 31, 2024 as reported on the Nasdaq Global Select
Market ($11.62) multiplied by the vesting percentage of target awards (51.2%) based on the Company's Relative TSR percentile rating of 25.6 for the performance period for that tranche of grants.
Option Exercises and Stock Vested During 2024
The following table sets forth information concerning the option exercises and stock awards vested of each of the NEOs1 during the year ended December 31, 2024:

	Stock Option Awards		Restricted Stock and Restricted Stock Units
	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired On Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($)
Theodore Wahl	—	$—	72,603	$791,382
Andrew W. Kush	—	$—	14,253	$155,438
John C. Shea	—	$—	14,253	$155,438
Patrick J. Orr	—	$—	9,261	$101,894
Andrew M. Brophy	—	$—	1,570	$17,593
1.Mr. Singh had no stock option awards exercised or stock units vested during the year ended December 31, 2024.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Non-Qualified Deferred Compensation
The following table sets forth information concerning the non-qualified deferred compensation of each of the NEOs1 during the year ended December 31, 2024, as well as the aggregate balance of non-
qualified deferred compensation as of December 31, 2024:

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Withdrawals	Aggregate Gains (Losses) in Last FY	Aggregate Balance at Last FYE
Theodore Wahl	$210,454	$52,615	$—	$1,004,220	$5,936,770
Andrew W. Kush	$120,225	$30,062	$—	$140,484	$1,371,270
John C. Shea	$106,240	$26,564	$—	$309,095	$2,228,957
Patrick J. Orr	$119,344	$26,331	$—	$98,017	$848,334
Andrew M. Brophy	$46,160	$11,550	$(32,249)	$53,672	$310,723
1.Mr. Singh had no involvement in the non-qualified deferred compensation plan for the year ended  December 31, 2024.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the
Company is providing the following information about the relationship of the annual total compensation of the Company’s employees and the annual total compensation of the President and
Chief Executive Officer. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
At December 31, 2024, we had over 35,000 employees (full-time and part-time), all located in the United
States.
We determined the total annual compensation for our employees for the year ended December 31,
2024 using data from our payroll records for the month of December 2024, which we then extrapolated for the full year of 2024. The components of total annual compensation for our employees are the same as those used to determine the total compensation of our NEOs for the purposes of the SCT. We did not make any full-time equivalent adjustments for part-time employees. The results were then ranked, excluding the President and Chief Executive Officer, from lowest to highest, and the median employee was identified. We then compared the total annual compensation of the median employee to that of the President and Chief Executive Officer. The total annual compensation of the median employee for the year ended December 31, 2024 was $32,389. For the year ended December 31, 2024, the ratio of our President and Chief Executive Officer’s total annual compensation to that of our median employee was approximately 145:1.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Pay Versus Performance

Year	Summary Compensation Table total for PEO[1]	Compensation Actually Paid (“CAP”) to PEO [1,2]	Average Summary Compensation Table total for non-PEO NEOs[4]	Average CAP to non-PEO NEOs[2,4,5]	Value of initial fixed $100 investment based on:		Net income[7] (in thousands)	Income before income taxes[7,8] (in thousands)
					Total shareholder return[6]	Peer group total shareholder return[6]
2024	$4,683,646	$5,888,034	$972,136	$1,136,770	$54	$164	$39,471	$52,941
2023	$4,559,910	$3,337,578	$1,090,770	$953,222	$48	$144	$38,386	$53,056
2022	$4,414,263	$2,445,181	$1,027,589	$765,385	$56	$123	$34,243	$44,553
2021	$4,405,773	$1,424,534	$986,045	$593,330	$78	$142	$48,543	$65,512
2020	$4,182,274	$4,908,914	$1,254,008	$1,535,216	$120	$114	$98,682	$129,186
1.Our CEO, Theodore Wahl, is listed in the table as the principal executive officer (“PEO”) for each year.
2.Compensation actually paid is defined in Item 402(v)(2)(iii) of Regulation S-K. Reconciliation of the amounts included in the
Summary Compensation Table to compensation actually paid is provided in the “Narrative Disclosure to Pay Versus
Performance Table” section below.
3.Below is the reconciliation of the Summary Compensation Table to Compensation Actually Paid for the PEO:

Reconciliation of Summary Compensation to CAP for Principal Executive Officer	2024	2023	2022	2021	2020
Summary Compensation Table	$4,683,646	$4,559,910	$4,414,263	$4,405,773	$4,182,274
Less: Equity awards included in Summary Compensation Table	(3,320,182)	(3,193,867)	(2,951,289)	(3,092,728)	(2,618,792)
Add: Year-end fair value of equity awards granted during current year that are outstanding and unvested at year-end	3,717,865	2,043,205	1,695,607	1,322,617	2,576,882
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	660,788	(126,179)	(961,109)	(1,452,692)	526,740
Add: Change in fair value during current year of equity awards granted in prior years that vested in the current year	95,539	(2,866)	10,543	10,543	2,750
Add: Fair value on vesting date for current year equity grants	50,378	57,375	74,167	62,953	65,323
Less: Fair value at end of prior year for any stock awards which were forfeited during current year	—	—	—	—	—
Add: Dollar value of any dividends, dividend equivalents, or other earnings paid on stock or option awards	—	—	162,999	168,068	173,737
Total Compensation Actually Paid (CAP):	$5,888,034	$3,337,578	$2,445,181	$1,424,534	$4,908,914
4.The non-PEO NEOs included in the calculation for average summary compensation and compensation actually paid for each applicable year are the following:
•2024: John C. Shea, Andrew W. Kush, Patrick J. Orr, Andrew M. Brophy, and Vikas Singh
•2023: John C. Shea, Andrew W. Kush, Patrick J. Orr, and Andrew M. Brophy
•2022: John C. Shea, Andrew W. Kush, Patrick J. Orr, and Andrew M. Brophy
•2021: John C. Shea, Andrew W. Kush, Patrick J. Orr, Jason J. Bundick, and Andrew M. Brophy
•2020: John C. Shea, Michael E. McBryan (former Executive Vice President, Chief Revenue Officer & Director), Andrew W.
Kush, and Jason J. Bundick

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
5.Below is the reconciliation of the Summary Compensation Table to Compensation Actually Paid to the non-PEO NEOs:

Reconciliation of Summary Compensation to Average CAP for Non-Principal Executive Officer Named Executive Officers	2024	2023	2022	2021	2020
Summary Compensation Table	$972,136	$1,090,770	$1,027,589	$986,045	$1,254,008
Less: Equity awards included in Summary Compensation Table	(396,168)	(430,864)	(421,208)	(404,679)	(427,318)
Add: Year-end fair value of equity awards granted during current year that are outstanding and unvested at year-end	458,214	289,006	242,410	187,532	534,983
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested at year-end	73,246	(15,443)	(127,340)	(218,593)	110,687
Add: Change in fair value during current year of equity awards granted in prior years that vested in the current year	18,527	(1,594)	1,272	1,429	790
Add: Fair value on vesting date for current year equity grants	10,815	21,347	20,827	18,401	28,039
Less: Fair value at end of prior year for any stock awards which were forfeited during current year	—	—	—	—	—
Add: Dollar value of any dividends, dividend equivalents, or other earnings paid on stock or option awards	—	—	21,835	23,195	34,027
Total Compensation Actually Paid (CAP):	$1,136,770	$953,222	$765,385	$593,330	$1,535,216
6.Total shareholder return (TSR) is calculated based on the return of $100 invested four years prior to the applicable year-end date in stock or index, including reinvestment of dividends. For purposes of the peer group TSR, the Company used the peer group it uses for purposes of Regulation S-K Item 201(e)(1)(ii), please see the Company’s Annual Report on Form 10-K filed with the SEC on February 16, 2024 for further information (the “2023 Form 10-K”).
7.During the 2023 year-end financial reporting process, the Company identified a prior period accounting error for accrued payroll, and specifically accrued vacation that was concluded not to be material to the Company's previously reported consolidated financial statements.The Company corrected the errors by revising the Company's Consolidated Balance
Sheets and Consolidated Statements of Comprehensive Income for the years ended December 31, 2022 and 2021 in the 2023
Form 10-K. The amounts listed in the table above for Net Income as well as Income Before Income Taxes are reflective of these corrections.
8.Our company-selected measure is Income before Income Taxes. Our Consolidated Statements of Comprehensive Income
included on our Form 10-K provides details of how this is calculated.
Differences in the calculations of compensation in the summary compensation and the compensation actually paid are driven primarily on the determination of fair value used to calculate GAAP stock compensation expense and the SEC definition in the compensation actually paid calculation and the timing of equity awards issued during the years ended December 31, 2024, 2023, 2022, 2021 and 2020.
For each of the periods included in the CAP table, we have granted the vast majority of our equity awards to the NEOs, including the PEO, and other employees during the first quarter of each fiscal year.
Expense for GAAP purposes (which is included in the Summary Compensation Table) for these grants is measured at fair value at the grant date using the current stock price and other inputs that are determined at the grant date, which is then recorded as straight-line stock compensation expense over the vesting period for each grant.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
In the CAP calculation, the fair value of each equity award is revalued at the end of each fiscal year
(instead of the grant date) or upon vesting. For unvested RSUs, we calculated the fair value of outstanding units as the total number of unvested shares times the year-end stock price. For unvested stock options, we calculated the fair value of outstanding unvested options using an updated Black-
Scholes model with inputs updated for each respective year-end date. For unvested PSUs, we calculated the fair value of unvested units using an updated Monte-Carlo model with inputs updated for each respective year-end date. Changes in fair value from the grant date, or the previous year-end, to the end of each year in the table were primarily driven by changes in our stock price. No changes were made to the valuation methods or models used in calculating the fair value as of year-end versus each grant date, and no significant changes were made to assumptions used in the models. As equity awards are a significant portion of the compensation package provided to our NEOs, our CAP may fluctuate significantly from period to period based on changes in our stock price.
Tabular List of Company Performance Measures
The following table lists the measures we believe are most important in linking compensation actually paid to company performance during 2024:

Company Selected Measures
Income before income taxes
Total Shareholder Return
Only two measures are identified reflecting the sole two financial performance measures currently used in our executive compensation framework. Given total shareholder return is already included in the pay versus performance table above, Company income before income taxes is identified as our company-selected measure. Further details on how these performance measures are used in our incentive plans can be found in the Compensation Discussion and Analysis section.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Description of CAP Versus Company Performance
Below is a graphical depiction of the relationship between the compensation actually paid calculation for the PEO and the non-PEO Named Executive Officers to net income:

Compensation Actually Paid vs. Company Net Income
Compensation Actually Paid (in thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
Company Net Income (in thousands)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$—
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEO's
Net Income

Below is a graphical depiction of the relationship between the compensation actually paid calculation for the PEO and the non-PEO Named Executive Officers to income before income taxes:

Compensation Actually Paid vs. Income Before Income Taxes
Compensation Actually Paid (in thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
Income Before Income Taxes (in thousands)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$—
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEO's
Income before income taxes

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Below is a graphical depiction of the relationship between the compensation actually paid calculation for the PEO and the non-PEO Named Executive Officers to the TSR and peer group TSR:

Compensation Actually Paid vs. Company TSR & Peer Group TSR
Compensation Actually Paid (in thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
Total Shareholder Return*
$180
$160
$140
$120
$100
$80
$60
$40
$20
$—
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEO's
HCSG Total Shareholder Return
S&P MidCap 400 Index

*Value of initial fixed investment of $100.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Nominating, Compensation and Stock Option Committee Report
The compensation of the President and Chief Executive Officer of the Company is determined by the
NCSO Committee. Such Committee’s determinations regarding such compensation are based on a number of factors including, in order of importance:
•Consideration of the operating and financial performance of the Company, primarily its income before income taxes;
•Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment; and
•Consideration of the individual’s overall contribution to the Company.
In consultation with the President and Chief Executive Officer, the NCSO Committee develops guidelines and reviews the compensation and performance of the other executive officers of the
Company, and sets the compensation of the executive officers of the Company and/or any management fees paid by the Company for executive services when needed. In addition, the NCSO
Committee makes recommendations to the Board with respect to incentive-compensation plans and equity-based plans, establishes criteria for the granting of options in accordance with such criteria and administers such plans. The NCSO Committee reviews major organizational and staffing matters.
With respect to director compensation, the NCSO Committee designs a director compensation package of a reasonable total value based on comparisons with similar firms and aligned with long-
term shareholder interests. Finally, the NCSO Committee reviews director compensation levels and practices, and may recommend, from time to time, changes in such compensation levels and practices to the Board, with equity ownership in the Company encouraged. The NCSO Committee’s charter provides that the NCSO Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors.
The NCSO Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
NOMINATING, COMPENSATION AND STOCK OPTION COMMITTEE
Diane S. Casey, Chairwoman
John J. McFadden

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Executive Compensation
Compensation Committee Interlocks and Insider Trading
No member of the NCSO was an officer or employee of the Company or any subsidiary of the
Company during the fiscal year ended December 31, 2024. No member of the NCSO Committee was a member of the compensation committee of another entity during the fiscal year ended December 31,
2024. None of our executive officers was a director or a member of the NCSO Committee of another entity during the fiscal year ended December 31, 2024. There were no transactions between any member of the NCSO Committee and the Company during the fiscal year ended December 31, 2024 requiring disclosure pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.
Audit
Matters
Proxy Statement | 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Audit Matters
Independent Registered Public Accounting Firm. (Proposal No. 3)
The accounting firm of Grant Thornton LLP was selected by the Audit Committee of the Board as the
Independent Registered Public Accounting Firm of the Company for the fiscal year ending
December 31, 2025. Grant Thornton LLP has no other relationship to the Company. The Board recommends the ratification of the selection of the firm of Grant Thornton LLP to serve as the
Independent Registered Public Accounting Firm of the Company for the year ending December 31,
2025. A representative of Grant Thornton LLP, which has served as the Company’s Independent
Registered Public Accounting Firm since December 1992, will be present at the forthcoming shareholders’ meeting with the opportunity to make a statement if so desired and such representative will be available to respond to appropriate questions. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention, therefore, will not have the same legal effect as an “against” vote and will not be counted in determining whether the proposal has received the required shareholder vote. However, brokers that do not receive instructions on this proposal are entitled to vote for the selection of the independent registered public accounting firm.
Pre-Approval Policies and Procedures
The Audit Committee policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee
Charter. The Audit Committee Charter provides that the Audit Committee shall review and pre-
approve both audit and non-audit services to be provided by the independent auditor. This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.
All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.
The Board of Directors recommend a vote “FOR” the approval and ratification of the selection of Grant
Thornton LLP as the independent registered public accounting firm of the Company for its current fiscal year ending December 31, 2025.
Vote Required
Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have the same legal effect as an “against” vote and will not be counted in determining whether the proposal has received the required shareholder vote.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Audit Matters
Fees Paid to Auditors
The following table sets forth the fees billed by the Company’s independent registered public accounting firm during fiscal years 2024 and 2023:

	2024	2023
Audit fees [1]	$1,285,000	$1,305,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
	$1,285,000	$1,305,000

1.Audit fees billed by Grant Thornton LLP related to the audits of the Company’s annual financial statements and internal control over financial reporting; the review of the Company’s financial statements included in the Quarterly Reports on Form
10-Q; review of documents filed with the SEC; and reimbursement for direct out-of-pocket expenses.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Audit Matters
Audit Committee Report
The members of the Audit Committee from January 1, 2024 to December 31, 2024 were Messrs.
Ottaviano and Simmons, Jr. and Ms. Grant. Mr. Simmons, Jr. was the Chairman of the Audit Committee
throughout 2024. The Audit Committee met five times during the fiscal year ended December 31, 2024.
The Audit Committee is responsible for the appointment of the Independent Registered Public
Accounting Firm for each fiscal year, recommending the discharge of the Independent Registered
Public Accounting Firm to the Board and confirming the independence of the Independent Registered
Public Accounting Firm. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the Independent Registered Public Accounting Firm’s compensation for performing such audit; reviewing the Company’s audited financial statements; and reviewing and approving the Company’s internal accounting controls and disclosure procedures, and discussing such controls and procedures with the Independent Registered Public Accounting Firm.
A copy of the Company’s Amended and Restated Audit Committee Charter is available on the
Company’s website at www.hcsg.com.
The Company’s Independent Registered Public Accounting Firm is responsible for auditing the financial statements, as well as auditing the Company’s internal controls over financial reporting. The activities of the Audit Committee are in no way designed to supersede or to alter those traditional responsibilities. The Audit Committee’s role does not provide any special assurances with regard to the
Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the Independent Registered Public Accounting Firm.
In connection with the audit of the Company’s financial statements for the year ended December 31,
2024, the Audit Committee met with representatives from Grant Thornton LLP, the Company’s
Independent Registered Public Accounting Firm, and the Company’s internal auditors. The Audit
Committee reviewed and discussed with Grant Thornton LLP and the Company’s internal auditors, the
Company’s financial management and financial structure, as well as the matters relating to the audit required by the Public Company Accounting Oversight Board Auditing Standards.
The Audit Committee and Grant Thornton LLP also discussed Grant Thornton LLP’s independence. In
February 2024, the Audit Committee received from Grant Thornton LLP the written disclosures and the letter regarding Grant Thornton LLP’s independence required by Public Company Accounting Oversight
Board Rule 3526.
In addition, the Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2024, as well as management’s assessment of internal controls over financial reporting.
Based upon the review and discussions described above, the Audit Committee recommended to the
Board of Directors, and the Board of Directors approved, that the Company’s financial statements audited by Grant Thornton LLP, as well as the audit of the Company’s internal controls over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2024.
AUDIT COMMITTEE
Kurt Simmons, Jr., Chairman
Laura K. Grant
Dino D. Ottaviano
Stock Ownership
Information
Proxy Statement | 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Stock Ownership Information
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of March 31, 2025, regarding the beneficial ownership of
Common Stock by each person or group known by the Company to own: (i) 5% or more of the outstanding shares of Common Stock, (ii) each director and director nominees, (iii) the Named
Executive Officers as defined in Item 402(a)(3) of Regulation S-K and (iv) all current directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

Name and Beneficial Owner or Group[1]	Amount and Nature of Beneficial Ownership		Percent of Class[2]
BlackRock, Inc.[3]	12,561,855	4	17.2%
The Vanguard Group, Inc.[3]	8,629,517	5	11.8%
Royce & Associates, LP.[3]	4,449,396	6	6.1%
Mackenzie Financial Corp.[3]	4,094,897	7	5.6%
Theodore Wahl	1,055,671	8	1.4%
Andrew W. Kush	166,357	10	-	22
John C. Shea	165,557	9	-	22
Patrick J. Orr	109,702	11	-	22
Robert L. Frome	55,823	12	-	22
Dino D. Ottaviano	39,640	13	-	22
John J. McFadden	39,206	14	-	22
Diane S. Casey	36,204	15	-	22
Jude Visconto	35,205	16	-	22
Kurt Simmons, Jr.	20,410	19	-	22
Daniela Castagnino	19,202	17	-	22
Laura Grant	16,829	18	-	22
Andrew M. Brophy	3,848	20	-	22
Directors and Executive Officers as a group (16 persons)	1,899,585	21	2.6%
1.Unless otherwise indicated, the address of all persons is c/o Healthcare Services Group, Inc., 3220 Tillman Drive, Suite 300,
Bensalem, PA 19020.
2.Based on 72,916,000 shares of Common Stock outstanding at March 31, 2025.
3.The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
The address of Royce & Associates, LP. is 745 Fifth Avenue, New York, NY 10151.
The address of Mackenzie Financial Corporation is 180 Queen Street West, Toronto, Ontario M5V 3K1.
4.According to Amendment No. 17 to Schedule 13G filed by BlackRock, Inc. on November 8, 2024, as of September 30, 2024, it
has total beneficial ownership of 12,561,855 shares. Such beneficial ownership includes sole voting power with respect to
12,252,596 shares, and sole dispositive power with respect to 12,561,855 shares.
5.According to Amendment No. 13 to Schedule 13G filed by The Vanguard Group, Inc. on February 13, 2024, as of December 31,
2023, it has total beneficial ownership of 8,629,517 shares. Such beneficial ownership includes shared voting power with respect to 132,504 shares, sole dispositive power with respect to 8,419,967 shares and shared dispositive power with respect to 209,550 shares.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Stock Ownership Information
6.According to Amendment No. 2 to Schedule 13G filed by Royce & Associates, LP on October 15, 2024, as of September 30,
Stock Ownership Information
2024, it has total beneficial ownership of 4,449,396 shares. Such beneficial ownership includes sole voting power with respect to 4,449,396 shares and sole dispositive power with respect to 4,449,396 shares.
7.According to Amendment No. 6 to Schedule 13G filed by Mackenzie Financial Corporation on February 13, 2025, as of
December 31, 2024, it has total beneficial ownership of 4,094,897 shares. Such beneficial ownership includes sole voting power with respect to 4,094,897 shares and sole dispositive power with respect to 4,094,897 shares.
8.Theodore Wahl’s beneficial ownership includes incentive stock options to purchase 14,218 shares, and non-qualified stock options to purchase 450,355 shares, all currently exercisable, and 38,383 shares credited to Mr. Wahl’s account (but unissued) in connection with the Company’s SERP. Additionally, it includes 77,958 and 39,389 shares held by Mr. Wahl’s wife and children, respectively.
9.Andrew W. Kush’s beneficial ownership includes incentive stock options to purchase 17,253 shares and non-qualified stock options to purchase 86,808 shares, all currently exercisable, and 14,824 shares credited to Mr. Kush’s account (but unissued) in connection with the Company’s SERP.
10.John C. Shea’s beneficial ownership includes incentive stock options to purchase 16,993 shares and non-qualified stock options to purchase 78,470 shares, all currently exercisable, and 15,750 shares credited to Mr. Shea’s account (but unissued) in connection with the Company’s SERP.
11.Patrick J. Orr’s beneficial ownership includes incentive stock options to purchase 18,465 shares and non-qualified stock options to purchase 47,726 shares, all currently exercisable, and 9,423 shares credited to Mr. Orr’s account (but unissued)
in connection with the Company’s SERP.
12.Robert L. Frome’s beneficial ownership includes non-qualified stock options to purchase 29,006 shares, all currently exercisable.
13.Dino D. Ottaviano’s beneficial ownership includes non-qualified stock options to purchase 29,006 shares, all currently exercisable.
14.John J. McFadden’s beneficial ownership includes non-qualified stock options to purchase 29,006 shares, all currently exercisable.
15.Diane S. Casey’s beneficial ownership includes non-qualified stock options to purchase 26,004 shares, all currently exercisable.
16.Jude Visconto’s beneficial ownership includes non-qualified stock options to purchase 25,005 shares, all currently exercisable.
17.Daniela Castagnino’s beneficial ownership includes non-qualified stock options to purchase 9,002 shares, all currently exercisable.
18.Laura Grant’s beneficial ownership includes non-qualified stock options to purchase 4,001 shares, all currently exercisable.
19.Kurt Simmons, Jr.s’ beneficial ownership includes 20,410 deferred stock units.
20.Andrew M. Brophy’s beneficial ownership includes 3,848 shares credited to Mr. Brophy’s account (but unissued) in connection with the Company’s SERP.
21.Includes 971,333 shares underlying stock options granted to this group and the beneficial ownership of an executive officer who is not considered an NEO for the purposes of this year's Proxy statement. Vikas Singh and Thomas G. Whalen do not have any beneficial ownership as of the reporting date. All stock options reflected in the security ownership table are currently exercisable; also includes 86,639 shares credited to the accounts of the executive officers (but unissued) in connection with the Company’s SERP.
22.Less than 1% of the outstanding shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and 10%
shareholders to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) reports which they file. Based solely on a review of forms filed and on written representations from certain reporting persons that no Form 5 was required to be filed, other than as indicated above, we believe our directors, executive officers and 10% beneficial owners complied during fiscal year 2024 with all applicable Section 16(a) filing requirements in a timely manner. The Company is not aware of any other delinquent Section 16(a) reports nor is it aware of any known failures to file for the year ended December 31, 2024. In January 2025, one Form 4 reporting a phantom stock award for each of Messrs. Shea, Wahl, Kush, Bundick, Orr, and Brophy were filed late.
General
Information
Proxy Statement | 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
General Information
2025 Annual Meeting of Shareholders

Courtyard Philadelphia	May 27, 2025
3280 Tillman Drive, Bensalem, Pennsylvania 19020	10:00 a.m. Eastern Daylight Time
Who may vote?
The Record Date for the Annual Meeting is March 31, 2025. Only shareholders of record as of the close of business on this date are entitled to vote at the Annual Meeting. You are invited to vote on the proposals described in this Proxy Statement because you were a Healthcare Services Group, Inc.
shareholder on the Record Date, March 31, 2025. Each share of Common Stock is entitled to one vote. As of March 31, 2025, we had 72,916,000 shares of Common Stock outstanding and entitled to vote. There is no cumulative voting.
What constitutes a quorum?
In order to carry on the business of the Annual Meeting, we must have a quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is required to constitute a quorum at the Annual Meeting.
How many votes are required to approve each proposal?
Election of Directors
The affirmative vote of a plurality of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the election to our Board of Directors of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors.
Approval of Executive Compensation
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote will be deemed to have received the non-binding approval of Proposal No. 2.
An abstention, therefore, will not have the same legal effect as an “against” vote and will not be counted in determining whether the proposal has received the required shareholder vote.
Ratification of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to vote is required for approval of Proposal No. 3. An abstention, therefore, will not have the same legal effect as an “against” vote and will not be counted in determining whether the proposal has received the required shareholder vote.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
General Information
How are votes counted?
You may either vote ‘FOR’ or ‘WITHHOLD’ authority to vote for each nominee for election to the Board.
You may vote ‘FOR,’ ‘AGAINST’ or ‘ABSTAIN’ on Proposal No. 2 and Proposal No. 3. Abstentions will be counted as present for purposes of determining the existence of a quorum, but will have no effect on the vote of the particular proposal. If you sign and submit a proxy card without voting instructions, your shares will be voted ‘FOR’ each director nominee, ‘FOR’ Proposal No. 2 and Proposal No. 3 and ‘FOR’ or
‘AGAINST’ any other proposal as recommended by the Board.
What is a broker non-vote?
If shareholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on ‘routine’ matters, such as the ratification of the independent registered public accounting firm, but not on ‘non-routine’ proposals, such as the election of directors and the advisory vote regarding executive compensation. As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting, but will not be counted or deemed to be present in person or by proxy for the purpose of determining whether our shareholders have approved that matter. As each of Proposals 2 and 3 require the affirmative approval of a majority of the of the votes cast in person or by proxy and entitled to vote, broker non-votes will have no effect, as such votes are not cast.
How to Vote
You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.
How Proxies Work
Our Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations.
You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.
Revoking a Proxy
A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting or by voting in person at the Annual Meeting.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
General Information
Attending in Person
Only shareholders, their proxy holders and our invited guests may attend the Annual Meeting. For security purposes, all persons attending the Annual Meeting must bring photo identification. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the Annual Meeting. For example, you could bring an account statement showing that you owned shares of the Company’s Common Stock as of the Record Date as acceptable proof of ownership.
Expenses; Proxy Solicitation
The Company is soliciting your vote at our Annual Meeting. All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, facsimile, email or in person, without additional compensation, except for reimbursement of out-of-
pocket expenses.
Why did I receive a “Notice Regarding the Availability of Proxy Materials” instead of a full set of proxy materials?
We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery pursuant to SEC rules. On April 14, 2025, we mailed to our stockholders (other than those who previously requested a printed set) a “Notice Regarding the Availability of Proxy Materials” containing instructions on how to access the proxy materials via the Internet. Utilizing this method of proxy delivery expedites receipt of proxy materials by our stockholders, reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable practices. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote over the Internet. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail, you may follow the instruction in the Notice for making this request. The Notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by email.
Deadline for Shareholder Proposals
Under our Third Amended and Restated By-laws, a shareholder who wishes to nominate an individual for election to the Board of Directors directly at an annual meeting, or to propose any business to be considered at an annual meeting, must deliver advance notice of such nomination or business to the
Company. The shareholder must be a shareholder as of the date the notice is delivered and at the time of the annual meeting and must be entitled to vote at the meeting. The notice must be in writing and contain the information specified in our Third Amended and Restated By-laws for a director nomination or other business. With respect to the 2026 annual meeting, such notice must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices at 3220
Tillman Drive, Suite 300, Bensalem, PA 19020 no later than the close of business on December 15, 2025
(the 120th day prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting). Shareholders who desire to present a proposal to be included in our proxy statement for our 2026 annual meeting must submit the proposal to us no later than December 15,
2025 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Any such proposal must be sent in writing to the Secretary of the Company at the principal executive offices at
3220 Tillman Drive, Suite 300, Bensalem, PA 19020. In addition to the notice and information requirements contained in our Third Amended and Restated By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the
Exchange Act no later than March 28, 2026 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).
HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Additional
Information
Proxy Statement | 2025

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Additional Information
Certain Relationships and Transactions with Related Parties
The Company’s Audit Committee is responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee or family member thereof. The Audit Committee does not have a formal written policy which sets forth its policies and procedures with respect to reviewing a related party transaction. The Audit Committee, however, will not approve any transaction unless the transaction is on terms comparable to those available to unaffiliated third parties and have terms reasonably expected to benefit the Company.
Matthew J. McKee, MBA, the brother-in-law of Theodore Wahl, joined the Company in 2004 and is currently employed by the Company as Chief Communications Officer. During 2024, Mr. McKee earned total compensation for such service of approximately $770,000, consisting of $364,000 in base salary,
$47,000 of incentive compensation, $258,000 of stock awards, $65,000 in option awards, nothing in non-
qualified deferred compensation earnings and $36,000 of other compensation. The Audit Committee believes that the compensation paid to Mr. McKee is comparable to the compensation the Company would pay to a non-relative employee in a similar position.
Other Matters
So far as is now known, there is no business other than that described above to be presented for action by the shareholders at the Annual Meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the Annual Meeting, or any adjournment or postponement thereof, in accordance with the discretion of the persons named therein.

HEALTHCARE SERVICES GROUP | PROXY STATEMENT 2025
Annual Report
The 2024 Annual Report to Shareholders, including financial statements, is available under “2024 Proxy
Materials” at www.proxydocs.com/HCSG. Certain information contained in our Annual Report on Form
10-K for the fiscal year ended December 31, 2024, filed on February 14, 2025, is incorporated by reference to this Proxy Statement.

By Order of the Board of Directors,
JUDE VISCONTO Chairman

Dated:	April 14, 2025
Bensalem, Pennsylvania
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of record on the record date upon written request addressed to: Secretary, Healthcare
Services Group, Inc., 3220 Tillman Drive, Suite 300, Bensalem, PA 19020 or by visiting the Company’s website at www.hcsg.com.

Your **Vote** Counts!

HEALTHCARE SERVICES GROUP, INC.

2025 Annual Meeting
Vote by May 26, 2025
11:59 PM ET

HEALTHCARE SERVICES GROUP, INC.
3220 TILLMAN DR, GLENVIEW CORPORATE CENTER, STE 300
BENSALEM, PA 19020

V68332-P24547

You invested in HEALTHCARE SERVICES GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 27, 2025.**

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 27, 2025
10:00 a.m. ET

Courtyard Philadelphia Bensalem
3280 Tillman Drive
Bensalem, PA 19020

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Healthcare SERVICES GROUP

HEALTHCARE SERVICES GROUP, INC.
3220 TILLMAN DR, GLENVIEW CORPORATE CENTER, STE 300
BENSALEM, PA 19020

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68312-P24547

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HEALTHCARE SERVICES GROUP, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Withhold
1a. Diane S. Casey	☐	☐
1b. Daniela Castagnino	☐	☐
1c. Laura Grant	☐	☐
1d. John J. McFadden	☐	☐
1e. Dino D. Ottaviano	☐	☐
1f. Kurt Simmons Jr.	☐	☐
1g. Jude Visconto	☐	☐
1h. Theodore Wahl	☐	☐
1i. Thomas G. Whalen	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date